EXECUTION VERSION



                               DATED 21 MAY 2003



                          GRANITE MORTGAGES 03-2 PLC



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                      ISSUER MASTER DEFINITIONS SCHEDULE

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                          SIDLEY AUSTIN BROWN & WOOD
                             1 THREADNEEDLE STREET
                                LONDON EC2R 8AW
                            TELEPHONE 020 7360 3600
                            FACSIMILE 020 7626 7937
                              REF:30507-17/590787

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                                   CONTENTS

1.Definitions..................................................................1

2.Interpretation and Construction.............................................31

3.Governing Law...............................................................33

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THIS  ISSUER  MASTER  DEFINITIONS  SCHEDULE  is  signed  for  the  purposes  of identification on 21 May 2003

BY:

(1)   Sidley Austin Brown & Wood of 1 Threadneedle Street, London EC2R 8AW; and

(2)   Allen & Overy of One New Change, London EC4M 9QQ.

1.    DEFINITIONS

Words and expressions used in any document which incorporates this clause or to which this clause applies shall, have the same meanings as are set out in this Issuer Master Definitions Schedule except so far as the context requires otherwise.

"ACCOUNT BANK" means, in relation to the Current Issuer, the Current Issuer Account Bank and for any other Issuer, the Account Bank for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"ADDITIONAL INTEREST" means interest which will accrue on Deferred Interest at the rate of interest applicable from time to time on the classes of Current Issuer Notes, as further described in Condition 4 of the Current Issuer Notes;

"ADDITIONAL ASSIGNED MORTGAGE LOAN" means any Mortgage Loan which is assigned by the Seller to the Mortgages Trustee on the Assignment Date under the terms of the Mortgage Sale Agreement and referenced by its mortgage loan identifier number and comprising the aggregate of all principal sums, interest, costs, charges, expenses and other monies (including all Further Advances) due or owing with respect to that Mortgage Loan under the relevant Mortgage Conditions by a Borrower on the security of a Mortgage from time to time outstanding or, as the context may require, the Borrower's obligations in respect of the same;

"ADDITIONAL ASSIGNED MORTGAGE PORTFOLIO" means the portfolio of Additional Assigned Mortgage Loans, their Related Security, Accrued Interest and other amounts derived from such Additional Assigned Mortgage Loans that the Seller assigned to the Mortgages Trustee on the Assignment Date;

"ADDITIONAL ASSIGNED TRUST PROPERTY" means the Additional Assigned Mortgage Portfolio assigned to the Mortgage Trustee by the Seller on the Assignment Date, including the Additional Assigned Mortgage Loans and their Related Security, the rights under the MIG Policies and the other Insurance Policies arranged by the Seller;

"AGENT BANK" means, in relation to the Current Issuer, Citibank, N.A., 5 Carmelite Street, London EC4Y 0PA initially appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement or, if applicable, any successor Agent Bank at its Specified Office;

"AGENTS" means, in relation to the Current Issuer, the Principal Paying Agent, the US Paying Agent, the Registrar and the Transfer Agent, initially appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement, or, if applicable, any successor agents;

"APPOINTEE" has the meaning specified in the Current Issuer Trust Deed;

"ASSIGNMENT DATE" means 14 April 2003

"AUDITORS"  or  "AUDITORS" means PricewaterhouseCoopers of 89  Sandyford  Road,
Newcastle  upon  Tyne   NE99  1PL  or  such  other  internationally  recognised
independent firm of auditors selected from

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time to time by (in the case of the Mortgages Trustee) the Mortgages Trustee or
(in the case of Funding) Funding or (in the case of the Current Issuer) the Current Issuer and appointed by the Mortgages Trustee, Funding or, as the case may be, the Current Issuer;

"AUTHORISED DENOMINATIONS" means, in relation to the Current Issuer Notes, denominations of, in the case of any class of the Dollar Notes $1,000 and $10,000, in the case of any class of the Sterling Notes, {pound-sterling}1,000 and {pound-sterling}10,000, in the case of any class of the Euro Notes, *1,000 and *10,000 and in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders;

"AUTHORISED DOLLAR HOLDING" means $1,000 (which shall be the minimum allowable holding with respect to each Dollar Note) and integral multiples of $1,000 in excess thereof;

"AUTHORISED EURO HOLDING" means *1,000 (which shall be the minimum allowable holding with respect to each Euro Note) and integral multiples of *1,000 in excess thereof;

"AUTHORISED SIGNATORY" means in relation to:

(a) the Current Issuer, any authorised signatory referred to in the Issuer Account Mandates relating to that Issuer;

(b) the Mortgages Trustee, any authorised signatory referred to in the Mortgages Trustee Account Mandates; and

(c)   Funding,  any  authorised  signatory  referred  to in the Funding Account
      Mandates;

"AUTHORISED STERLING HOLDING" means {pound-sterling}1,000 (which shall be the minimum allowable holding with respect to each Sterling Note) and integral multiples of {pound-sterling}1,000 in excess thereof;

"AVERAGE FIXED RATE MORTGAGE LOAN BALANCE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"AVERAGE FLEXIBLE MORTGAGE LOAN BALANCE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"AVERAGE MORTGAGE LOAN BALANCE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"AVERAGE VARIABLE RATE MORTGAGE LOAN BALANCE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"BASIC TERMS MODIFICATION" in relation to the Current Issuer Notes has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"BASIS RATE SWAP" means, in relation to the Current Issuer, the Current Issuer Basis Rate Swap and for any other Issuer, the swap transaction documented under the Basis Rate Swap Agreement for such Issuer;

"BASIS RATE SWAP AGREEMENT" means, in relation to the Current Issuer, the Current Issuer Basis Rate Swap Agreement and for any other Issuer, the ISDA Master Agreement, Schedule, Confirmation and any Credit Support Annex or other credit support documents thereto entered into among such Issuer, the related Basis Rate Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement basis rate swap agreement entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

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"BASIS RATE SWAP PROVIDER" means in relation to the Current Issuer, the Current
Issuer Basis Rate Swap Provider and for any other Issuer the basis rate swap provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"BASIS RATE SWAP PROVIDER DEFAULT" means, in relation to the Current Issuer, the occurrence of an Event of Default (as defined in the Current Issuer Basis Rate Swap Agreement) or a Downgrade Termination Event under the Current Issuer Basis Rate Swap Agreement where the Current Issuer Basis Rate Swap Provider is the Defaulting Party or the Affected Party (as defined in the Current Issuer Basis Rate Swap Agreement);

"BLOCK VOTING INSTRUCTION" has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"BLOCKED NOTE" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"BUSINESS DAY" means, in relation to the Current Issuer Notes and the Current Issuer Intercompany Loan, a day that is a London Business Day, a New York Business Day and a TARGET Business Day;

"CALCULATION AGENT" in relation to any Current Issuer Swap Agreement has the meaning given to it under such Current Issuer Swap Agreement;

"CERTIFICATION  DATE"  has  the meaning specified in the Current  Issuer  Trust
Deed;

"CHAIRMAN" has the meaning set  out  in  Schedule 4 to the Current Issuer Trust
Deed;

"CLASS A ENFORCEMENT NOTICE" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class A Notes to be due and repayable pursuant to Condition 9(A) of the Current Issuer Notes;

"CLASS A NOTEHOLDERS" means the Series 1 Class A Noteholders, the Series 2 Class A Noteholders and the Series 3 Class A Noteholders;

"CLASS A NOTES" means, in relation to the Current Issuer, the Series 1 Class A1 Notes, the Series 1 Class A2 Notes, the Series 1 Class A3 Notes, the Series 2 Class A Notes and the Series 3 Class A Notes or any of them as the context may require and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"CLASS A PRINCIPAL DEFICIENCY SUB LEDGER" means the sub-ledger of the Current Issuer Principal Deficiency Ledger corresponding to the Class A Notes;

"CLASS B ENFORCEMENT NOTICE" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class B Notes to be due and repayable pursuant to Condition 9(B) of the Current Issuer Notes;

"CLASS B NOTEHOLDERS" means the Series 1 Class B Noteholders and the Series 2 Class B Noteholders;

"CLASS B NOTES" means, in relation to the Current Issuer, the Series 1 Class B Notes and the Series 2 Class B Notes or any of them as the context may require; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"CLASS B PRINCIPAL DEFICIENCY SUB LEDGER" means the sub-ledger of the Current Issuer Principal Deficiency Ledger corresponding to the Class B Notes;

"CLASS C ENFORCEMENT NOTICE" means, a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class C Notes to be due and repayable pursuant to Condition 9(D) of the Current Issuer Notes;

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"CLASS  C  NOTEHOLDERS" means the Series 1 Class C Noteholders,  the  Series  2
Class C Noteholders and the Series 3 Class C Noteholders;

"CLASS C NOTES" means, in relation to the Current Issuer, the Series 1 Class C Notes, the Series 2 Class C Notes and the Series 3 Class C Notes or any of them as the context may require; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"CLASS C PRINCIPAL DEFICIENCY SUB LEDGER" means the sub-ledger of the Current Issuer Principal Deficiency Ledger corresponding to the Class C Notes;

"CLEARING SYSTEM" means any of DTC (with respect to the Dollar Notes) and Euroclear and Clearstream, Luxembourg (with respect to the Euro Notes and the Sterling Notes), and any other or additional organisation of a similar nature as may be approved in writing by the Note Trustee;

"CLOSING DATE" means 21 May 2003

"COMMON DEPOSITARY" means Citibank, N.A. in its capacity as common depositary for Euroclear or Clearstream, Luxembourg in respect of the Sterling Global Note Certificates and the Euro Global Note Certificates;

"CONDITIONS" or "TERMS AND CONDITIONS" means, in relation to any Current Issuer Notes, the terms and conditions to be endorsed on such Current Issuer Notes in the form or substantially in the form scheduled to the Current Issuer Trust Deed, as any of the same may from time to time be amended, varied or restated in accordance with the provisions of the Current Issuer Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

"CONTRACTUAL CURRENCY" has the meaning specified in Clause 13 of the Current Issuer Trust Deed;

"CURRENT ISSUER" means Granite Mortgages 03-2 plc, a company incorporated with limited liability under the laws of England and Wales, registered number 4684567;

"CURRENT ISSUER ACCOUNT BANK" means the bank at which the Current Issuer Bank Accounts are maintained from time to time, being Citibank, N.A., 5 Carmelite Street, London EC4Y 0PA, or any other Authorised Entity appointed by the Current Issuer in accordance with the Current Issuer Transaction Documents;

"CURRENT ISSUER AVAILABLE PRINCIPAL RECEIPTS" means:

(1) prior to enforcement of the Current Issuer Security, in respect of any Payment Date, the sum calculated by the Current Issuer Cash Manager on the Distribution Date immediately preceding such Payment Date equal to:

      (a) all principal amounts repaid by Funding to the Current Issuer under the Current Issuer Intercompany Loan during the period from (but excluding) the immediately preceding Payment Date to (and including) such Payment Date; and

      (b) all Current Issuer Available Revenue Receipts which are to be used on that Payment Date to credit any Current Issuer Principal Deficiency Sub Ledger;

      less

      (c) the aggregate amount of all Current Issuer Principal Receipts to be applied on the relevant Payment Date to pay items (A) through
             (E), (G), (I) or (K) of the Current Issuer Pre-Enforcement Revenue Priority of Payments; and

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(2)   following enforcement  of  the Current Issuer Security, in respect of any
      Payment Date, the sum calculated by or on behalf of the Note Trustee on the Distribution Date immediately preceding such Payment Date as the amount to be repaid to the Current Issuer under the Current Issuer Intercompany Loan during the relevant Interest Period and/or the sum otherwise recovered by the Note Trustee (or the Receiver appointed on its behalf) representing the Principal Amount Outstanding of the Notes;

"CURRENT ISSUER AVAILABLE REVENUE RECEIPTS" for the Current Issuer in respect of any Payment Date will be an amount equal to the sum of:

(1) interest, fees and any other amount (not including principal), if any, paid by Funding on the relevant Payment Date under the terms of the Current Issuer Intercompany Loan Agreement;

(2) other net income of the Current Issuer (not otherwise included in (1) above or (3) below) including amounts received by the Current Issuer under or in accordance with the Basis Rate Swap Agreement (excluding Swap Collateral Excluded Amounts) and any early termination amounts (other than such early termination amounts applied or to be applied by the Current Issuer in the purchase of one or more replacement hedge transactions) received by the Current Issuer under the Current Issuer Swap Agreements;

(3) interest payable on the Current Issuer Bank Accounts and any income from Authorised Investments made with funds standing to the credit of the Current Issuer Bank Accounts, in each case which has been or will be received on or before the relevant Payment Date; and

(4) (only to the extent required after making the relevant calculations set out in the Current Issuer Cash Management Agreement), the amount of Current Issuer Principal Receipts (if any) which are to be applied on the relevant Payment Date to pay items (A) through (E), (G), (I) and/or (K) of the Current Issuer Pre-Enforcement Revenue Priority of Payments;

"CURRENT ISSUER BANK ACCOUNT AGREEMENT" means the bank account agreement dated on or about the Closing Date between the Current Issuer, the Seller, the Current Issuer Cash Manager, the Current Issuer Account Bank and the Note Trustee;

"CURRENT ISSUER BANK ACCOUNTS" means the Current Issuer Transaction Accounts and also includes any additional or replacement bank account opened in the name of the Current Issuer from time to time with the prior written consent of the Note Trustee and the Rating Agencies;

"CURRENT ISSUER BASIS RATE SWAP" means the swap transaction documented under the Current Issuer Basis Rate Swap Agreement;

"CURRENT ISSUER BASIS RATE SWAP AGREEMENT" means the ISDA Master Agreement, Schedule and Confirmation thereto each entered into on or about the Closing Date and any Credit Support Annex or other credit support documents entered into at any time among the Current Issuer, the Current Issuer Basis Rate Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement basis rate swap agreement entered into by the Current Issuer from time to time in accordance with the Transaction Documents;

"CURRENT ISSUER BASIS RATE SWAP PROVIDER" means Northern Rock and/or, as applicable, any other basis rate swap provider appointed from time to time by the Current Issuer in accordance with the Current Issuer Transaction Documents;

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"CURRENT ISSUER CASH MANAGEMENT AGREEMENT"  means the cash management agreement entered into on or about the Closing Date between the Current Issuer Cash Manager, the Current Issuer and the Note Trustee, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement cash management agreement entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"CURRENT ISSUER CASH MANAGEMENT SERVICES" means the services to be provided to the Current Issuer and the Note Trustee by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement;

"CURRENT ISSUER CASH MANAGER" means Northern Rock acting pursuant to the Current Issuer Cash Management Agreement as agent for the Current Issuer and the Note Trustee in managing all cash transactions and maintaining certain ledgers on behalf of the Current Issuer;

"CURRENT ISSUER CASH MANAGER TERMINATION EVENT" means any of the events specified in paragraphs (a) through (c) of Clause 12.1 of the Current Issuer Cash Management Agreement;

"CURRENT ISSUER CHARGED PROPERTY" means the property, assets and undertakings of the Current Issuer which from time to time are or are expressed to be mortgaged, charged, assigned, pledged or otherwise encumbered to, or in favour of, the Note Trustee for itself and for the Current Issuer Secured Creditors under the Current Issuer Deed of Charge or any other Current Issuer Transaction Document;

"CURRENT ISSUER CONDITIONS" or "CURRENT ISSUER TERMS AND CONDITIONS" means the terms and conditions to be endorsed on the Current Issuer Notes, substantially in the form set out in Schedule 3 to the Current Issuer Trust Deed, as any of the same may be amended, varied or restated in accordance with the provisions of the Current Issuer Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

"CURRENT ISSUER CORPORATE SERVICES AGREEMENT" means the corporate services agreement entered into on or before the Closing Date between, inter alia, the Current Issuer Corporate Services Provider, Holdings, the Current Issuer Post Enforcement Call Option Holder, the Current Issuer and Northern Rock for the provision by the Current Issuer Corporate Services Provider of certain corporate services with respect to Holdings, the Current Issuer Post
Enforcement Call Option Holder and the Current Issuer as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement corporate services agreement entered into by such parties from time to time in accordance with the Current Issuer Transaction Documents;

"CURRENT ISSUER CORPORATE SERVICES PROVIDER" means in relation to any of the Current Issuer, Holdings or the Current Issuer Post Enforcement Call Option Holder, Law Debenture Corporate Services Limited or such other person or persons for the time being acting as corporate services provider under the Current Issuer Corporate Services Agreement;

"CURRENT ISSUER CURRENCY SWAP AGREEMENTS" means the Current Issuer Dollar Currency Swap Agreements and the Current Issuer Euro Currency Swap Agreements;

"CURRENT ISSUER CURRENCY SWAP PROVIDERS" means the Current Issuer Dollar Currency Swap Provider and the Current Issuer Euro Currency Swap Provider;

"CURRENT ISSUER CURRENCY SWAPS" means the Current Issuer Dollar Currency Swaps and the Current Issuer Euro Currency Swaps;

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"CURRENT ISSUER DEED OF ACCESSION" means the deed of accession entered into  on or about the Closing Date between Funding, the Security Trustee, the Current Issuer, the Current Issuer Start-Up Loan Provider and others whereby, among other things, the Current Issuer and the Current Issuer Start-Up Loan Provider accede to the provisions of the Funding Deed of Charge;

"CURRENT ISSUER DEED OF CHARGE" means the deed of charge entered into on or about the Closing Date between the Current Issuer, the Note Trustee, the Current Issuer Swap Providers, the Current Issuer Corporate Services Provider, the Current Issuer Account Bank, the Current Issuer Cash Manager, the Principal Paying Agent and the other Agents appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement as may be amended, restated, varied or supplemented from time in accordance with the Current Issuer Transaction Documents;

"CURRENT ISSUER DOLLAR ACCOUNT" means the account of the Current Issuer (account number 10135488) held with the Current Issuer Account Bank, denominated in U.S. Dollars and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in U.S. Dollars as may for the time being be in place with the prior consent of the Note Trustee;

"CURRENT ISSUER DOLLAR CURRENCY SWAP AGREEMENTS" means the ISDA Master Agreements, Schedules and Confirmations thereto entered into on or about the Closing Date and any Credit Support Annexes or other credit support documents entered into at any time among the Current Issuer, the Current Issuer Dollar Currency Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated varied or supplemented from time to time and shall include any additional and/or replacement currency swap agreement or agreements entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"CURRENT ISSUER DOLLAR CURRENCY SWAP PROVIDER" means Banque AIG, London Branch as swap counterparty to the Current Issuer under the Current Issuer Dollar Currency Swap Agreements;

"CURRENT ISSUER DOLLAR CURRENCY SWAP RATES" means, in relation to the Current Issuer Notes, the rates at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars pursuant to the applicable Current Issuer Dollar Currency Swap or, if there are no relevant Current Issuer Dollar Currency Swap Agreements in effect at such time, in relation to such class of Notes, the "spot" rate at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars, on the foreign exchange markets;

"CURRENT ISSUER DOLLAR CURRENCY SWAPS" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transactions which enable the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Dollar Notes in Dollars;

"CURRENT ISSUER EURO ACCOUNT" means the account of the Current Issuer (account number 10135496) held with the Current Issuer Account Bank, denominated in Euro and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in Euro as may for the time being be in place with the prior consent of the Note Trustee;

"CURRENT ISSUER EURO CURRENCY SWAP AGREEMENTS" means the ISDA Master Agreements, Schedules and Confirmations thereto entered into on or about the Closing Date and any Credit Support Annexes or other credit support documents entered into at any time among the Current Issuer, the Current Issuer Euro Currency Swap Provider, the Note Trustee and/or any credit support provider, as

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may be amended, restated varied or supplemented  from  time  to  time and shall include any additional and/or replacement currency swap agreement or agreements entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"CURRENT ISSUER EURO CURRENCY SWAP PROVIDER" means ABN AMRO Bank N.V., London as swap counterparty to the Current Issuer under the Current Issuer Euro Currency Swap Agreements;

"CURRENT ISSUER EURO CURRENCY SWAP RATES" means, in relation to the Current Issuer Notes, the rates at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro pursuant to the applicable Current Issuer Euro Currency Swap or, if there are no relevant Current Issuer Euro Currency Swap Agreements in effect at such time, in relation to such class of Notes, the "spot" rate at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro, on the foreign exchange markets;

"CURRENT ISSUER EURO CURRENCY SWAPS" means, in relation to the Current Issuer, the Sterling-Euro currency swap transactions which enable the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Euro Notes in Euro;

"CURRENT ISSUER EVENT OF DEFAULT" means a Current Issuer Note Event of Default;

"CURRENT ISSUER INCOME DEFICIT" means the amount of the shortfall between Current Issuer Available Revenue Receipts and the amounts required to pay items
(A) through (E) (inclusive), (G), (I) and (K) of the Current Issuer Pre-Enforcement Revenue Priority of Payments;

"CURRENT ISSUER INTERCOMPANY LOAN" means the loan made by the Current Issuer to
Funding  on  or  about  the  Closing  Date  pursuant   to  the  Current  Issuer
Intercompany Loan Agreement;

"CURRENT ISSUER INTERCOMPANY LOAN AGREEMENT" means together the Current Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions;

"CURRENT ISSUER INTERCOMPANY LOAN CONFIRMATION" means the loan confirmation in respect of the Current Issuer Intercompany Loan Agreement entered into on or about the Closing Date and made between Funding, the Current Issuer, the Security Trustee and the Current Issuer Agent Bank;

"CURRENT ISSUER INTERCOMPANY LOAN EVENT OF DEFAULT" means the occurrence of an Intercompany Loan Event of Default as specified in the Current Issuer Intercompany Loan Agreement;

"CURRENT ISSUER JERSEY ENFORCEMENT NOTICE" has the meaning given to it in Clause 7.2 of the Current Issuer Deed of Charge;

"CURRENT ISSUER JERSEY SECURED PROPERTY" means, at any time, the Current Issuer Charged Property which is situated in Jersey at such time;

"CURRENT ISSUER LEDGERS" means the Current Issuer Revenue Ledger, the Current Issuer Principal Ledger, the Current Issuer Reserve Fund Ledger, the Current Issuer Liquidity Reserve Ledger, the Current Issuer Principal Deficiency Ledger and the Swap Collateral Ledger and any other ledger required to be maintained pursuant to the Current Issuer Cash Management Agreement;

"CURRENT ISSUER LIQUIDITY RESERVE FUND" means the liquidity reserve fund in Funding's name which Funding will be required to establish pursuant to the Current Issuer Intercompany Loan Agreement if the long term, unsecured, unsubordinated and unguaranteed debt obligations of the Seller cease to be rated at least A3 by Moody's or A- by Fitch (unless Moody's or Fitch, as applicable, confirms that the then-current ratings of the Notes will not be adversely affected). The Current Issuer

Liquidity Reserve Fund, if any, will be funded to the relevant Current Issuer Liquidity Reserve Required Amount;

"CURRENT ISSUER LIQUIDITY RESERVE LEDGER" means a ledger maintained by the Current Issuer Cash Manager in the name of Funding to record the amount credited to the Current Issuer Liquidity Reserve Fund held by Funding in respect of the Current Issuer on the Closing Date, and subsequent withdrawals and deposits in respect of the Current Issuer Liquidity Reserve Fund;

"CURRENT ISSUER LIQUIDITY RESERVE REQUIRED AMOUNT" means an amount as of any Payment Date equal to the excess, if any, of 3% of the aggregate outstanding balance of the Notes on that Payment Date over amounts standing to the credit of the Current Issuer Reserve Fund on that Payment Date;

"CURRENT ISSUER MASTER DEFINITIONS SCHEDULE" means this master definitions schedule relating to the Current Issuer and the Current Issuer Transaction Documents signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy on or about the Closing Date, as the same may be amended, restated and supplemented from time to time;

"CURRENT ISSUER NEW FUNDING SECURED CREDITORS" means the Current Issuer Start-Up Loan Provider and the Current Issuer;

"CURRENT  ISSUER  NOTE   DETERMINATION   DATE"   means  the  Distribution  Date
immediately preceding each Payment Date;

"CURRENT ISSUER NOTE ENFORCEMENT NOTICE" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee declaring any of the Current Issuer Notes to be due and repayable pursuant to Condition 9 of the Current Issuer Notes;

"CURRENT ISSUER NOTE EVENT OF DEFAULT" means the occurrence of an event of default by the Current Issuer as specified in Condition 9 of the Current Issuer Notes;

"CURRENT ISSUER NOTES" means the US Notes and Reg S Notes issued by the Current Issuer or any of them as the context may require;

"CURRENT ISSUER PAYING AGENT AND AGENT BANK AGREEMENT" means the paying agent and agent bank agreement to be entered into on or about the Closing Date between, inter alios, the Current Issuer, the Note Trustee, the Principal Paying Agent, the US Paying Agent and the other Agents and any other agreement for the time being in force appointing successor agents and shall include any additional and/or replacement paying agent and agent bank agreement entered into by the Current Issuer from time to time in accordance with the Transaction Documents;

"CURRENT ISSUER POST-ENFORCEMENT CALL OPTION AGREEMENT" means the post-enforcement call option agreement to be entered into on or about the Closing Date between the Current Issuer, the Current Issuer Post-Enforcement Call Option Holder and the Note Trustee;

CURRENT ISSUER POST-ENFORCEMENT CALL OPTION HOLDER" means GPCH Limited, a company incorporated with limited liability under the laws of England and Wales, registered number 4128437, or such other person or persons for the time being acting as post-enforcement call option holder under the Current Issuer Post-Enforcement Call Option Agreement;

"CURRENT ISSUER POST-ENFORCEMENT PRIORITY OF PAYMENTS" means the order of priority of payments in which Current Issuer Available Revenue Receipts, Current Issuer Available Principal Receipts and all other monies and proceeds received or recovered by or on behalf of the Current Issuer or the Note Trustee or any Receiver will be applied following enforcement of the Current Issuer Security and as set out in Schedule 2 to the Current Issuer Deed of Charge (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"CURRENT ISSUER POST-LIQUIDITY PAYMENTS" means the payments  set  out  in items
(H) through (L) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"CURRENT ISSUER POST-RESERVE PAYMENTS" means the payments set out in item (M) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"CURRENT ISSUER POST-START-UP PAYMENTS" means the payments set out in items (N) and (O) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"CURRENT ISSUER POTENTIAL NOTE EVENT OF DEFAULT" means any condition, event or act which with the lapse of time and/or the giving of any notice and/or determination of materiality and/or fulfilment of any similar condition would constitute a Current Issuer Note Event of Default;

"CURRENT ISSUER PRE-ENFORCEMENT PRINCIPAL PRIORITY OF PAYMENTS" means the order of priority of payments in which the Current Issuer Available Principal Receipts will be applied until enforcement of the Current Issuer Security as set out in Schedule 2 to the Current Issuer Cash Management Agreement (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"CURRENT ISSUER PRE-ENFORCEMENT PRIORITY OF PAYMENTS" means, as applicable, any of the Current Issuer Pre-Enforcement Revenue Priority of Payments or the Current Issuer Pre-Enforcement Principal Priority of Payments;

"CURRENT ISSUER PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS" means the order of priority of payments in which the Current Issuer Available Revenue Receipts will be applied until enforcement of the Current Issuer Security as set out in
Schedule 2 to the Current Issuer Cash Management Agreement (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"CURRENT ISSUER PRE-LIQUIDITY PAYMENTS" means the payments set out in items (A) through (G) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"CURRENT ISSUER PRE-RESERVE PAYMENTS".  Not applicable to this transaction;

"CURRENT ISSUER PRINCIPAL DEFICIENCY LEDGER" means the ledger maintained by the Current Issuer Cash Manager in the name of the Current Issuer which will be established on the Closing Date and will be sub-divided into sub ledgers corresponding to the Class A Notes, the Class B Notes, the Series 2 Class M Notes and the Class C Notes in order to record Losses on Mortgage Loans allocated to the Current Issuer Intercompany Loan which are to be applied to such Current Issuer Notes, the application of Current Issuer Available Principal Receipts in paying interest on such Current Issuer Notes and certain amounts ranking in priority thereto in accordance with the Current Issuer Pre-Enforcement Revenue Priority of Payments and the application by Funding of Issuer Allocable

Principal Receipts of the Current Issuer to fund or replenish the Current Issuer Liquidity Reserve Fund (if any);

"CURRENT ISSUER PRINCIPAL DEFICIENCY SUB LEDGER" means any of the Class A Principal Deficiency Sub Ledger, the Class B Principal Deficiency Sub Ledger, the Series 2 Class M Principal Deficiency Sub Ledger, or the Class C Principal Deficiency Sub Ledger;

"CURRENT ISSUER PRINCIPAL LEDGER" means the ledger maintained by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement to record the Current Issuer Principal Receipts standing to the credit of each of the Current Issuer Transaction Accounts from time to time;

"CURRENT ISSUER PRINCIPAL PAYMENTS" means the payments set forth in items (A) through (F) under the Current Issuer Pre-Enforcement Principal Priority of Payments (or the relevant payments set forth in the equivalent items in such other Current Issuer Priority of Payments as may apply on that Payment Date);

"CURRENT ISSUER PRINCIPAL RECEIPTS" means on any Payment Date principal amounts repaid by Funding in respect of the Current Issuer Intercompany Loan on such Payment Date;

"CURRENT ISSUER PRIORITY OF PAYMENTS" means, as applicable, any of the Current Issuer Pre-Enforcement Revenue Priority of Payments, the Current Issuer Pre-Enforcement Principal Priority of Payments or the Current Issuer Post-Enforcement Priority of Payments;

"CURRENT ISSUER RESERVE FUND" means the reserve fund established in the name of Funding in respect of the Current Issuer as required under the terms of the Current Issuer Intercompany Loan on the Closing Date in an amount up to the Current Issuer Reserve Required Amount;

"CURRENT ISSUER RESERVE FUND LEDGER" means a ledger maintained by the Current Issuer Cash Manager in the name of Funding to record the amount credited to the Current Issuer Reserve Fund held by Funding in respect of the Current Issuer on the Closing Date, and subsequent withdrawals and deposits in respect of the Current Issuer Reserve Fund;

"CURRENT   ISSUER   RESERVE   REQUIRED   AMOUNT"   means  an  amount  equal  to
{pound-sterling}35,000,000;

"CURRENT  ISSUER  RESERVE  REQUIREMENT"  means  the  Current   Issuer   Reserve
Requirement as the same relates to the Current Issuer and the Current Issuer Reserve Fund;

"CURRENT ISSUER REVENUE LEDGER" means the ledger maintained by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement to record the Current Issuer Revenue Receipts standing to the credit of the Current Issuer Transaction Accounts from time to time;

"CURRENT ISSUER REVENUE RECEIPTS" means for the Current Issuer in respect of any Payment Date an amount equal to the sum of:

(1) interest, fees and any other amount (not including principal), if any, paid by Funding on such Payment Date under the terms of the Current Issuer Intercompany Loan Agreement;

(2) other net income of the Current Issuer (not otherwise included in (1) above or (3) below) including amounts received by the Current Issuer under or in accordance with the Basis Rate Swap Agreement (excluding Swap Collateral Excluded Amounts) and any early termination amounts (other than such early termination amounts applied or to be applied by the Current Issuer in the purchase of one or more replacement hedge transactions) received by the Current Issuer under the Current Issuer Swap Agreements;

(3) interest received on the Current Issuer Bank Accounts and any income from Authorised Investments made with funds standing to the credit of the Current Issuer Bank Accounts, in each case which has been or will be received on or before such Payment Date,

(in each case for the avoidance of doubt not including amounts received in respect of principal);

"CURRENT ISSUER SECURED CREDITORS" means the Note Trustee (and any Receiver appointed pursuant to the Current Issuer Deed of Charge), the Current Issuer Swap Providers, the Current Issuer Corporate Services Provider, the Current Issuer Account Bank, the Current Issuer Cash Manager, the Paying Agents, the Agent Bank, the Registrar, the Transfer Agent and the Noteholders;

"CURRENT ISSUER SECURED OBLIGATIONS" means any and all of the monies, obligations and liabilities which the Current Issuer covenants to pay or discharge under or pursuant to Clause 2 of the Current Issuer Deed of Charge and all other amounts owed by it to the Current Issuer Secured Creditors under and pursuant to the Current Issuer Transaction Documents;

"CURRENT ISSUER SECURITY" means the security granted by the Current Issuer under or pursuant to the Current Issuer Deed of Charge in favour of the Note Trustee for the benefit of the Current Issuer Secured Creditors;

"CURRENT ISSUER SERIES 3 CLASS A INTEREST RATE SWAP" means the swap transaction documented under the Current Issuer Interest Rate Swap Agreement;

"CURRENT ISSUER SERIES 3 CLASS A INTEREST RATE SWAP AGREEMENT" means the ISDA Master Agreement, Schedule and Confirmation thereto each entered into on or about the Closing Date and any Credit Support Annex or other credit support documents entered into at any time among the Current Issuer, the Current Issuer Interest Rate Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement interest rate swap agreement entered into by the Current Issuer from time to time in accordance with the Transaction Documents;

"CURRENT ISSUER SERIES 3 CLASS A INTEREST RATE SWAP PROVIDER" means CDC IXIS Capital Markets and/or, as applicable, any other interest rate swap provider appointed from time to time by the Current Issuer in accordance with the Current Issuer Transaction Documents;

"CURRENT ISSUER START-UP LOAN" means the start-up loan that the Current Issuer Start-up Loan Provider shall make available to Funding pursuant to the Current Issuer Start-up Loan Agreement;

"CURRENT ISSUER START-UP LOAN AGREEMENT" means the agreement entered into on or about the Closing Date between Funding, the Current Issuer Start-up Loan Provider and the Security Trustee relating to the provision of the Current Issuer Start-up Loan to Funding as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement start-up loan agreement entered into by such parties in accordance with the Current Issuer Transaction Documents;

"CURRENT ISSUER START-UP LOAN PROVIDER" means Northern Rock, in its capacity as provider of the Current Issuer Start-up Loan and/or such other person or persons for the time being the lender under the Current Issuer Start-up Loan Agreement;

"CURRENT ISSUER STERLING ACCOUNT" means the account of the Current Issuer (sort code 18-50-08, account number 10135518) held with the Current Issuer Account Bank, denominated in Sterling and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer

Deed of Charge, or any additional or replacement account denominated in Sterling as may for the time being be in place with the prior consent of the Note Trustee;

"CURRENT ISSUER SUBSCRIPTION AGREEMENT" means with respect to the Current Issuer Notes, the subscription agreement relating to the sale of the Reg S Notes, dated 16 May 2003 between the Current Issuer, Funding, the Mortgages Trustee and the Managers;

"CURRENT ISSUER SWAP AGREEMENTS" means the Current Issuer Basis Rate Swap Agreement, the Current Issuer Dollar Currency Swap Agreements, the Current Issuer Euro Currency Swap Agreements and the Current Issuer Series 3 Class A Interest Rate Swap Agreement and "CURRENT ISSUER SWAP AGREEMENT" means any one of them;

"CURRENT ISSUER SWAP PROVIDERS" means the Current Issuer Basis Rate Swap Provider, the Current Issuer Dollar Currency Swap Provider, the Current Issuer Euro Currency Swap Provider and the Current Issuer Series 3 Class A Interest Rate Swap Provider and "CURRENT ISSUER SWAP PROVIDER" means any one of them;

"CURRENT ISSUER TRANSACTION ACCOUNTS" means the day to day bank accounts of the Current Issuer, held with the Current Issuer Account Bank and comprising the Current Issuer Euro Account, the Current Issuer Sterling Account and the Current Issuer Dollar Account as at the Closing Date, or any other account of the Current Issuer that may be opened, with the prior approval of the Note Trustee, after the Closing Date, and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge;

"CURRENT ISSUER TRANSACTION DOCUMENT" means any of the following documents:

(a)   the Current Issuer Subscription Agreement;

(b)   the Current Issuer Underwriting Agreement;

(c)   the Current Issuer Intercompany Loan Agreement;

(d)   the Current Issuer Deed of Charge;

(e)   the Current Issuer Deed of Accession;

(f)   the Current Issuer Basis Rate Swap Agreement;

(g)   the Current Issuer Dollar Currency Swap Agreements;

(h)   the Current Issuer Euro Currency Swap Agreements;

(i)   the Current Issuer Series 3 Class A Interest Rate Swap Agreement;

(j)   the Current Issuer Trust Deed;

(k)   the Current Issuer Paying Agent and Agent Bank Agreement;

(l)   the Current Issuer Cash Management Agreement;

(m)   the Current Issuer Post-Enforcement Call Option Agreement;

(n)   the Current Issuer Bank Account Agreement;

(o)   the Current Issuer Notes;

(p)   the Current Issuer Corporate Services Agreement

(q)   the Current Issuer Start-up Loan Agreement;

(r)   any Swap Collateral Ancillary Document; and

(s) each other document entered into or to be entered into by the Current Issuer pursuant to or in connection with any of the above documents (including any agreement entered into by the Current Issuer as a replacement of any of the above agreements upon the termination thereof);

"CURRENT ISSUER TRUST DEED" means the trust deed entered into on or about the Closing Date between the Current Issuer and the Note Trustee constituting the Current Issuer Notes;

"CURRENT ISSUER UNDERWRITING AGREEMENT" means in relation to the Current Issuer Notes, the underwriting agreement relating to the sale of the US Notes, dated 16 May 2003, among the Current Issuer, Funding, the Mortgages Trustee and the Underwriters;

"CUT-OFF DATE" means 31 March 2003;

"DEFERRED INTEREST" in relation to the Current Issuer Notes has the meaning given to it under Condition 4 of the Current Issuer Notes;

"DESIGNATED SUBSIDIARY" means a designated subsidiary of the Current Issuer Post-Enforcement Call Option Holder, to be designated by notice from the Current Issuer Post-Enforcement Call Option Holder to the Note Trustee at the discretion of the Current Issuer Post-Enforcement Call Option Holder;

"DETERMINATION DATE" means the first Business Day of any calendar month which includes a Payment Date;

"DETERMINATION PERIOD" means the period from (and including) the Closing Date to (but excluding) the first Determination Date and thereafter from (and including) one Determination Date to (but excluding) the next Determination Date;

"DISTRIBUTION COMPLIANCE PERIOD" means, in relation to the Current Issuer Notes, 40 days after the later of the commencement of the offering of the Current Issuer Notes and the Closing Date;

"DOLLAR CURRENCY SWAP AGREEMENTS" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Agreements and for any other Issuer, the ISDA Master Agreements, Schedules, Confirmations and any Credit Support Annexes or other credit support documents thereto entered into among such Issuer, the related Dollar Currency Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement dollar currency swap agreements entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"DOLLAR CURRENCY SWAP PROVIDER" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Provider and for any other Issuer, the Dollar Currency Swap Provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"DOLLAR CURRENCY SWAP PROVIDER DEFAULT" means, in relation to the Current Issuer, the occurrence of an Event of Default (as defined in the Current Issuer Dollar Currency Swap Agreements) or a Downgrade Termination Event under the Current Issuer Dollar Currency Swap Agreements where the Current Issuer Dollar Currency Swap Provider is the Defaulting Party or the Affected Party (as defined in the Current Issuer Dollar Currency Swap Agreements);

"DOLLAR CURRENCY SWAP RATES" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Rates;

"DOLLAR CURRENCY SWAPS" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swaps and for any other Issuer, the swap transaction(s) documented under the Dollar Currency Swap Agreements for such Issuer;

"DOLLAR GLOBAL NOTE CERTIFICATES" means the Global Note Certificates issued in respect of the Dollar Notes and the "DOLLAR GLOBAL NOTE CERTIFICATE" means any one of them;

"DOLLAR INTEREST DETERMINATION DATE" means two London Business Days before the first day of the Interest Period for which the rate will apply;

"DOLLAR NOTES" means, in relation to the Current Issuer, the Series 1 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in U.S. Dollars;

"DOWNGRADE TERMINATION EVENT" in relation to the Current Issuer Basis Rate Swap Provider, has the meaning given to it in the Current Issuer Basis Rate Swap Agreement and in relation to any Current Issuer Currency Swap Provider, has the meaning given to it in the relevant Current Issuer Currency Swap Agreement;

"DRAWDOWN DATE" means, in respect of the Current Issuer Intercompany Loan, the Closing Date and, in respect of an Intercompany Loan made by any other Issuer, the date on which the relevant Intercompany Loan was made to Funding by such Issuer;

"DTC CUSTODIAN" means Citibank, N.A. in its capacity as custodian for DTC in respect of the Dollar Global Note Certificates;

"EURO CURRENCY SWAP AGREEMENTS" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Agreements and for any other Issuer, the ISDA Master Agreements, Schedules, Confirmations, and any Credit Support Annexes or other credit support documents thereto entered into among such Issuer, the related Euro Currency Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement euro currency swap agreements entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"EURO CURRENCY SWAP PROVIDER" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Provider and for any other Issuer, the Euro Currency Swap Provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"EURO CURRENCY SWAP PROVIDER DEFAULT" means the occurrence of an Event of Default (as defined in the Current Issuer Euro Currency Swap Agreements) or a Downgrade Termination Event under the Current Issuer Euro Currency Swap Agreements where the Current Issuer Euro Currency Swap Provider is the
Defaulting Party or Affected Party (as defined in the Current Issuer Euro Currency Swap Agreements);

"EURO CURRENCY SWAP RATE" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Rate;

"EURO CURRENCY SWAPS" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swaps and for any other Issuer, the swap transaction(s) documented under the Euro Currency Swap Agreements for such Issuer;

"EURO GLOBAL NOTE CERTIFICATES" means the Global Note Certificates issued in respect of the Euro Notes and the "EURO GLOBAL NOTE CERTIFICATE" means any one of them;

"EURO INTEREST DETERMINATION DATE" means two TARGET Business Days before the first day of the Interest Period for which the rate will apply;

"EURO NOTES" means in relation to the Current Issuer, the Series 2 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in Euro;

"EVENT OF DEFAULT" means, as the context requires, any of the following:

(a) in relation to the Current Issuer Notes, a Current Issuer Note Event of Default;

(b) in relation to Previous Issuer Notes issued by a Previous Issuer, a Note Event of Default pursuant to the Terms and Conditions of such Previous Issuer Notes;

(c) in relation to the New Notes issued by any New Issuer, a Note Event of Default pursuant to the Terms and Conditions of such New Notes;

(d) in relation to the Current Issuer Intercompany Loan Agreement, a Current Issuer Intercompany Loan Event of Default;

(e) in relation to the Previous Issuer Intercompany Loan Agreements, the occurrence of an event of default pursuant to the Intercompany Loan Terms and Conditions of the such Previous Issuer;

(f) in relation to any New Intercompany Loan Agreement, the occurrence of an event of default pursuant to the Intercompany Loan Terms and Conditions of such New Issuer;

"EXCHANGE DATE" has the meaning specified in each form of Global Note Certificate attached as Schedule 1 to the Current Issuer Trust Deed;

"EXTRAORDINARY RESOLUTION" in relation to the Current Issuer Notes has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"FINAL MATURITY DATE" means:

      (a) in respect of the Series 1 Class A1 Notes, the Payment Date falling in July 2017;

      (b) in respect of the Series 1 Class A2 Notes, the Payment Date falling in July 2020; and

      (c) and in respect of any other Current Issuer Notes, the Payment Date falling in July 2043;

"FINAL REPAYMENT DATE" means, in respect of the Current Issuer Intercompany Loan, the Payment Date falling in July 2043 and in relation to any other Intercompany Loan the date specified under the relevant Issuer Transaction Documents;

"FINANCIAL YEAR" means, in relation to the Current Issuer, Holdings, the Mortgages Trustee, Funding and the Current Issuer Post Enforcement Call Option Holder, each twelve month period ending on the last day of the calendar year;

"FIXED RATE RATIO" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"FIXED RATE SPREAD" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"FLEXIBLE RATIO" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"FLEXIBLE SPREAD" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"FLEXIBLE SWAP RATE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"FORM OF PROXY" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"FUNDING (CURRENT ISSUER) BANK ACCOUNT AGREEMENT" means the agreement entered into on the Closing Date among the Account Bank, Funding and others which governs the operation of the Funding (Current Issuer) GIC Account;

"FUNDING (CURRENT ISSUER) GUARANTEED INVESTMENT CONTRACT" means the guaranteed investment contract entered into with respect to the Current Issuer among Funding, the Funding GIC Provider and others under which the Funding GIC Provider agrees to pay Funding a guaranteed rate of interest on the balance from time to time of the Funding (Current Issuer) GIC Account;

"FUNDING (CURRENT ISSUER) GIC ACCOUNT" means the account in the name of Funding into which will be deposited amounts in respect of the related Current Issuer Reserve Fund and the Current Issuer Liquidity Reserve Fund, if any, established for the benefit of the Current Issuer, which account is held at the Account Bank and maintained subject to the terms of the related Funding (Current Issuer) Guaranteed Investment Contract, the related Funding (Current Issuer) Bank Account Agreement and the Funding Deed of Charge, or any additional or replacement account as may for the time being be in place with the prior consent of the Security Trustee;

"FURTHER MORTGAGE LOANS" means any Mortgage Loan which was assigned by the Seller to the Mortgages Trustee on 26 March 2001 under the terms of the Mortgage Sale Agreement and referenced by its Mortgage Loan identifier number and comprising the aggregate of all principal sums, interest, costs, charges, expenses and other monies (including all Further Advances) due or owing with respect to that Mortgage Loan under the relevant Mortgage Conditions by a Borrower on the security of a Mortgage from time to time outstanding or, as the context may require, the Borrower's obligations in respect of the same;

"GLOBAL NOTE CERTIFICATES" means the note certificates in global form issued in respect of the Current Issuer Notes, initially in the form of the US Global Note Certificates and the Reg S Global Note Certificates or any of them and "GLOBAL NOTE CERTIFICATE" means any one of them;

"HOLDER" or "HOLDER" means, in relation to the Current Issuer Notes, the person in whose name a Current Issuer Note, for the time being is registered in the Register (or in the case of joint holders, the first named thereof);

"INDIVIDUAL NOTE CERTIFICATES" means the note certificates representing the Current Issuer Notes in definitive form;

"INITIAL RELEVANT SCREEN RATE" has the meaning specified in Condition 4(C) of the Current Issuer Notes;

"INSOLVENCY EVENT" in respect of the Seller, the Administrator, the Cash Manager or the Current Issuer Cash Manager (each, for the purposes of this definition, a "RELEVANT ENTITY") means:

(a) an order is made or an effective resolution passed for the winding up of the Relevant Entity (except, in any such case, a winding-up or dissolution for the purpose of a reconstruction or amalgamation the terms of which have been previously approved by the Security Trustee);

(b) the Relevant Entity ceases or threatens to cease to carry on its business or stops payment or threatens to stop payment of its debts or is deemed unable to pay its debts within the meaning of section 123(a), (b), (c) or
      (d) of the Insolvency Act 1986 (as amended, modified or re-enacted) or becomes unable to pay its debts as they fall due or the value of its assets falls to less than the amounts of its liabilities (taking into account, for both these purposes, contingent and prospective liabilities) or otherwise becomes insolvent;

(c) proceedings are initiated against the Relevant Entity under any applicable liquidation, administration, reorganisation (other than a reorganisation where the Relevant Entity is solvent) or other similar laws, save where such proceedings are being contested in good faith; or an administrative or other receiver, administrator or other similar official is appointed in relation to the whole or any substantial part of the undertaking or assets of the Relevant Entity; or a distress, execution or diligence or other process is enforced upon the whole or any substantial part of the undertaking or assets of the Relevant Entity and in any of the foregoing cases it is not discharged within 30 London Business Days; or if the Relevant Entity initiates or consents to judicial proceedings relating to itself under any applicable liquidation, administration, insolvency, reorganisation or other similar laws or makes a conveyance or assignment for the benefit of its creditors generally;

and in respect of the Current Issuer and Funding (for the purposes of this definition, a "RELEVANT ENTITY"), means:

(a) except for the purposes of an amalgamation or restructuring as described in sub-clause (b) below, the Relevant Entity ceases or threatens to cease to carry on all or a substantial part of its business or the Relevant Entity is deemed unable to pay its debts within the meaning of section 123(1)(a), (b), (c) or (d) of the Insolvency Act 1986 (as amended, modified or re-enacted) or becomes unable to pay its debts within the meaning of section 123(2) of the Insolvency Act 1986 (as amended, modified or re-enacted); or

(b) an order is made or an effective resolution is passed for the winding up of the Relevant Entity (except for the purposes of or pursuant to an amalgamation, restructuring or merger previously approved by the Note Trustee or the Security Trustee, as the case may be (or as approved in writing by an Extraordinary Resolution (as defined in the Current Issuer Trust Deed) of the Class A Noteholders); or

(c) proceedings are otherwise initiated against the Relevant Entity under any applicable liquidation, insolvency, composition, reorganisation or other similar laws (including, but not limited to, presentation of a petition for an administration order) and (except in the case of presentation of a petition for an administration order) such proceedings are not, in the opinion of the Note Trustee or the Security Trustee (as the case may be), being disputed in good faith with a reasonable prospect of success; or an administration order being granted or an administrative receiver or other receiver, liquidator or other similar official being appointed in relation to the Relevant Entity or in relation to the whole or any substantial part of the undertaking or assets of the Relevant Entity; or an encumbrancer taking possession of the whole or any substantial part of the undertaking or assets of the Relevant Entity, or a distress, execution, diligence or other process being levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of the Relevant Entity and such possession or process (as the case may be) not being discharged or not otherwise ceasing to apply within 30 days; or the Relevant Entity initiating or consenting to judicial proceedings relating to itself under applicable liquidation, insolvency, composition, reorganisation or other similar laws or making a conveyance or assignment for the benefit of its creditors generally;

"INTEREST AMOUNTS" has the meaning given to it under Condition 4(d) of the Current Issuer Notes;

"INTEREST DETERMINATION DATE" means, in relation to the Current Issuer Notes:

(a) in respect of the Series 1 Notes, the date which is two London Business Days before the first day of the Interest Period for which the relevant interest rate will apply;

(b) in respect of the Sterling Notes, in respect of the first Interest Period, the Closing Date, and in respect of subsequent Interest Periods, the first day of the Interest Period for which the relevant interest rate will apply; and

(c) in respect of the Euro Notes, the date which is two TARGET Business Days before the first day of the Interest Period for which the relevant interest rate will apply;

"INTEREST PERIOD" means:

(a) in relation to each of the Current Issuer Notes and any Payment Date, the period from (and including) the immediately preceding Payment Date for such Current Issuer Note (or in respect of the first Interest Period, the Closing Date) to (but excluding) the next following (or first) Payment Date for such Current Issuer Note; and

(b) in relation to the Current Issuer Start-up Loan and any Payment Date, the period from (and including) the immediately preceding Payment Date (or in respect of the first Interest Period, the Closing Date) to (but excluding) the next following (or first) Payment Date.

"ISSUER AMOUNT" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"JERSEY SECURED PROPERTY" means, as the context requires, the Current Issuer Jersey Secured Property or the Funding Jersey Secured Property;

"JERSEY SECURITY INTEREST" means a Security Interest created in accordance with Jersey law pursuant to any relevant Transaction Document;

"JUNIOR NOTEHOLDERS" means the holders for the time being of the Class C Notes;

"JUNIOR NOTES" means, in relation to the Current Issuer, the Class C Notes;

"LEAD MANAGERS" means, in relation to the Current Issuer Notes (1) in respect of the US Notes, Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Inc. and (2) in respect of the Reg S Notes, Lehman Brothers International (Europe) and Merrill Lynch International;

"MANAGERS" means, in relation to the Euro Notes and the Sterling Notes issued by the Current Issuer, Lehman Brothers International (Europe), Merrill Lynch International, Bank Brussels Lambert S.A., Barclays Bank PLC, Citigroup Global Markets Limited, Deutsche Bank AG London and UBS Limited;

"MASTER DEFINITIONS SCHEDULE" means the master definitions schedule signed for the purposes of identification by Brown & Wood and Clifford Chance Limited Liability Partnership on or about 26 March 2001, as has been and may be amended, restated, varied or supplemented from time to time, which is a schedule of the definitions used in the Transaction Documents;

"MEZZANINE  NOTEHOLDERS"  means  the holders for the time being of the Class  B
Notes;

"MEZZANINE NOTES" means, in relation to the Current Issuer, the Class B Notes;

"NOTE CERTIFICATES" means any Global Note Certificates or Individual Note Certificates;

"NOTE DETERMINATION DATE" means, in relation to the Current Issuer Notes, the Current Issuer Note Determination Date, in relation to Notes issued by any other Issuer, the Distribution Date immediately preceding the relevant Payment Date;

"NOTE ENFORCEMENT NOTICE" means, in relation to the Current Issuer, the Current Issuer Note Enforcement Notice and in relation to any other Issuer, a notice issued by the Note Trustee to such Issuer and the Security Trustee on the occurrence of a Note Event of Default, declaring the Notes issued by that Issuer or any class of such Notes to be due and repayable pursuant to the Conditions of such Notes;

"NOTE EVENT OF DEFAULT" means, in relation to the Current Issuer, a Current Issuer Note Event of Default and, in relation to any other Issuer, the occurrence of an event of default by such Issuer as specified in the relevant Conditions of the Notes issued by such Issuer;

"NOTEHOLDERS" means, in relation to the Current Issuer Notes, the Class A Noteholders, the Class B Noteholders, the Series 2 Class M Noteholders and the Class C Noteholders or any of them, in relation to Notes issued by any other Issuer, the holders for the time being of such Notes;

"NOTES" means, in relation to the Current Issuer, the Current Issuer Notes and, in relation to any other Issuer, the notes issued by such Issuer;

"NOTICE" means, in respect of notice being given to the Noteholders, a notice duly given in accordance with, in the case of the Current Issuer Notes, Condition 14 of the Current Issuer Notes and, in the case of Notes issued by any other Issuer, the relevant equivalent Condition of such Notes;

"OFFERING CIRCULAR" means, in relation to the Current Issuer Notes, the offering circular dated 16 May 2003 relating to the issue of the Reg S Notes and, in relation to Notes issued by any other Issuer, the offering circular relating to the Reg S Notes issued by such Issuer including, in each case, the Prospectus attached thereto;

"OFFICERS' CERTIFICATE" means with respect to any Person, a certificate signed by any director or equivalent officer of such Person. Each such certificate shall include the statements provided for in Clause 16 of the Current Issuer Trust Deed if and to the extent required by the provisions thereof;

"OPINION OF COUNSEL" means an opinion in writing signed by legal counsel who shall be acceptable to the Note Trustee and who may be counsel to the Current Issuer or to an affiliate of the Current Issuer or to such other party as the Note Trustee may from time to time agree. Each such opinion shall include the statements provided for in Clause 16 of the Current Issuer Trust Deed if and to the extent required by the provisions hereof;

"PAYING AGENT AND AGENT BANK AGREEMENT" means, in relation to the Current Issuer, the Current Issuer Paying Agent and Agent Bank Agreement, in relation to any other Issuer, the Paying Agent and Agent Bank Agreement with respect to such Issuer as defined in the Issuer Master Definitions Schedule relating to such Issuer;

"PAYING AGENTS" means the Principal Paying Agent and the US Paying Agent initially appointed as paying agents pursuant to the Current Issuer Paying and Agent Bank Agreement or, if applicable, any successor paying agents;

"PAYMENT DATE" means:

(a) in relation to the Series 2 Class C1 Notes and the Series 3 Class A Notes, the 20th day of July in each year commencing on the Payment Date falling in July 2003 or, if such day is not a Business Day, the next succeeding Business Day, up to and including the earliest of (i) the Payment Date in July 2010, (ii) the occurrence of a Trigger Event or
      (iii) enforcement of the

      Issuer Security, and thereafter the 20th day of January, April, July and October in each year or, if such day is not a Business Day, the next succeeding Business Day; and

(b) in relation to the Current Issuer Notes (other than the Series 2 Class C1 Notes and the Series 3 Class A Notes), the 20th day of January, April, July and October in each year, beginning in July 2003 or, if such day is not a Business Day, the next succeeding Business Day.

"POOL FACTOR" has the meaning specified in Condition 5(C) of the Current Issuer Notes;

"POTENTIAL CURRENT ISSUER EVENT OF DEFAULT" has the same meaning as "POTENTIAL NOTE EVENT OF DEFAULT";

"PRELIMINARY OFFERING CIRCULAR" means, in relation to the Current Issuer Notes, the preliminary offering circular dated 24 April 2003 relating to the Reg S Notes and, in relation to Notes issued by any other Issuer, the preliminary offering circular relating to the Reg S Notes issued by such Issuer including, in each case, the Preliminary Prospectus attached thereto;

"PRELIMINARY PROSPECTUS" means, in relation to the Current Issuer Notes, the preliminary prospectus dated 24 April 2003 relating to the US Notes and, in relation to Notes issued by any other Issuer, the preliminary prospectus relating to the US Notes issued by such Issuer;

"PRINCIPAL AMOUNT OUTSTANDING" in relation to the Current Issuer Notes, has the meaning set out in Condition 5(C) of the Current Issuer Notes and, in relation to Notes issued by any other Issuer, has the meaning set out in the Conditions of such Notes;

"PRINCIPAL PAYING AGENT" means in relation to the Current Issuer Notes, Citibank, N.A., whose principal office is 5 Carmelite Street, London EC4Y 0PA, in its capacity as principal paying agent at its specified office initially appointed as a principal paying agent pursuant to the Current Issuer Principal Paying and Agent Bank Agreement or, if applicable, any successor principal paying agent at its specified office;

"PROSPECTUS" means, in relation to the Current Issuer Notes, the prospectus dated 16 May 2003 relating to the US Notes and, in relation to Notes issued by any other Issuer, the prospectus relating to the US Notes issued by such Issuer;

"PROXY"  has the meaning specified in Schedule 4 to the  Current  Issuer  Trust
Deed;

"RATE OF INTEREST" in relation to the Current Issuer Notes, has the meaning given in Condition 4 of the Current Issuer Notes and, in relation to Notes issued by any other Issuer, has the meaning set out in the Conditions of such Notes;

"RATING AGENCIES" means S&P, Moody's and Fitch, and "RATING AGENCY" means any of them;

"REASONABLE PRUDENT MORTGAGE LENDER" or "REASONABLE PRUDENT MORTGAGE LENDER" means a reasonably prudent prime residential mortgage lender lending to Borrowers in England and Wales who generally satisfy the lending criteria of traditional sources of residential mortgage capital;

"RECORD DATE" means the fifteenth day before the due date for any payment on the Notes;

"REFERENCE BANKS" means the principal London office of each of Citibank N.A., ABN AMRO Bank N.V., Barclays Bank plc and The Royal Bank of Scotland plc or any bank that replaces such bank;

"REFERENCE LENDERS" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"REG S NOTES" means, in relation to the Current Issuer, the Series 2 Notes (excluding the Series 2 Class C1 Notes) and the Series 3 Class A Notes;

"REGISTER" means the register of Noteholders kept by the Registrar and which records the identity of each Noteholder and the number of Notes that each Noteholder owns;

"REGISTRAR" in respect of the Current Issuer Notes, means Citibank, N.A., acting through its office at 5 Carmelite Street, London EC4Y 0PA appointed initially pursuant to the Current Issuer Paying Agent and Agent Bank Agreement or, if applicable, any successor registrar at its specified office, and procured by the Current Issuer to maintain the Register;

"REGISTRATION STATEMENT" means the registration statement on Form S-11 (No. 333-103897) as filed with the SEC;

"REGULATION S LEGEND" has the meaning given to it in Section 16 of Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement;

"REGULATIONS" means as the context may require either (i) the Unfair Terms in Consumer Contracts Regulations 1999 and/or, as applicable, the Unfair Terms in Consumer Contracts Regulations 1994 or (ii) the Regulations set out in
Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement;

"RELEVANT MARGIN" has the meaning specified in Condition 4 of the Current Issuer Notes;

"RELEVANT NOTE" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"RELEVANT SCREEN RATE" has the meaning specified in Condition 4 of the Current Issuer Notes;

"REPRESENTATIVE" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"SECURITY DOCUMENTS" means the Current Issuer Deed of Charge, the Funding Deed of Charge and each Deed of Accession entered into pursuant to the Funding Deed of Charge and any other security document entered into pursuant to any of the foregoing;

"SENIOR NOTEHOLDERS" means the holders for the time being of the Class A Notes;

"SENIOR NOTES" means, in relation to the Current Issuer, the Class A Notes;

"SERIES 1 CLASS A1 DOLLAR CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class A1 Notes in Dollars;

"SERIES 1 CLASS A2 DOLLAR CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class A2 Notes in Dollars;

"SERIES 1 CLASS A3 DOLLAR CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class A3 Notes in Dollars;

"SERIES 1 CLASS A1 DOLLAR CURRENCY SWAP PROVIDER" means the Current Issuer Dollar Currency Swap Provider;

"SERIES 1 CLASS A2 DOLLAR CURRENCY SWAP PROVIDER" means the Current Issuer Dollar Currency Swap Provider;

"SERIES 1 CLASS A3 DOLLAR CURRENCY SWAP PROVIDER" means the Current Issuer Dollar Currency Swap Provider;

"SERIES 1 CLASS A1 GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 1 Class A1 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 1 CLASS A2 GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 1 Class A2 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 1 CLASS A3 GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 1 Class A3 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 1 CLASS A GLOBAL NOTE CERTIFICATES" means the Series 1 Class A1 Global Note Certificate, the Series 1 Class A2 Global Note Certificate and the Series 1 Class A3 Global Note Certificate and the "SERIES 1 CLASS A GLOBAL NOTE CERTIFICATE" means any one of them;

"SERIES 1 CLASS A NOTEHOLDERS" means the Series 1 Class A1 Noteholders, the Series 1 Class A2 Noteholders and the Series 1 Class A3 Noteholders or any of them;

"SERIES 1 CLASS A1 NOTEHOLDERS" means the holders for the time being of the Series 1 Class A1 Notes;

"SERIES 1 CLASS A2 NOTEHOLDERS" means the holders for the time being of the Series 1 Class A2 Notes;

"SERIES 1 CLASS A3 NOTEHOLDERS" means the holders for the time being of the Series 1 Class A3 Notes;

"SERIES 1 CLASS A NOTES" means the Series 1 Class A1 Notes and the Series 2 Class A2 Notes or any of them;

"SERIES 1 CLASS A1 NOTES" means the notes comprising the $1,245,000,000 Floating Rate Notes due 2017 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A1 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class A1 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 1 CLASS A2 NOTES" means the notes comprising the $1,006,000,000 Floating Rate Notes due 2020 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A2 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class A2 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 1 CLASS A3 NOTES" means the notes comprising the $500,000,000 Floating Rate Notes due July 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A3 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class A3 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 1 CLASS B DOLLAR CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction, which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class B Notes in Dollars;

"SERIES 1 CLASS B DOLLAR CURRENCY SWAP PROVIDER" means the Current Issuer Dollar Currency Swap Provider;

"SERIES 1 CLASS B GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 1 Class B Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 1 CLASS B NOTEHOLDERS" means the holders for the time being of the Series 1 Class B Notes;

"SERIES 1 CLASS B NOTES" means the notes comprising the $76,500,000 Floating Rate Notes due July 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Form of Global Note Certificates) of the Current Issuer Trust Deed) the Series 1 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 1 CLASS C DOLLAR CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction, which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class C Notes in Dollars;

"SERIES 1 CLASS C DOLLAR CURRENCY SWAP PROVIDER" means the Current Issuer Dollar Currency Swap Provider;

"SERIES 1 CLASS C GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 1 Class C Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 1 CLASS C NOTEHOLDERS" means the holders for the time being of the Series 1 Class C Notes;

"SERIES 1 CLASS C NOTES" means the notes comprising the $10,500,000 Floating Rate Notes due July 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and includes any replacement Series 1 Class C Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note

Certificates) of the Current Issuer Trust Deed) the Series 1 Class C Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 1 GLOBAL NOTE CERTIFICATES" means collectively the Series 1 Class A Global Note Certificates, the Series 1 Class B Global Note Certificate and the Series 1 Class C Global Note Certificate and "SERIES 1 GLOBAL NOTE CERTIFICATE" means any one of them;

"SERIES 1 NOTES" means collectively the Series 1 Class A Notes, the Series 1 Class B Notes and the Series 1 Class C Notes;

"SERIES 2 CLASS A EURO CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class A Notes in Euro;

"SERIES 2 CLASS A EURO CURRENCY SWAP PROVIDER" means the Current Issuer Euro Currency Swap Provider;

"SERIES 2 CLASS A GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 2 Class A Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 2 CLASS A NOTEHOLDERS" means the holders for the time being of the Series 2 Class A Notes;

"SERIES 2 CLASS A NOTES" means the notes comprising the *300,000,000 Floating Rate Notes due July 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class A Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 2 Class A Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 2 CLASS B EURO CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class B Notes in Euro;

"SERIES 2 CLASS B EURO CURRENCY SWAP PROVIDER" means the Current Issuer Euro Currency Swap Provider;

"SERIES 2 CLASS B GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 2 Class B Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 2 CLASS B NOTEHOLDERS" means the holders for the time being of the Series 2 Class B Notes;

"SERIES 2 CLASS B NOTES" means the notes each comprising the *72,900,000 Floating Rate Notes due July 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global

Note Certificates) of the Current Issuer Trust Deed) the Series 2 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 2 CLASS C1 EURO CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class C1 Notes in Euro;

"SERIES 2 CLASS C2 EURO CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class C2 Notes in Euro;

"SERIES 2 CLASS C1 EURO CURRENCY SWAP PROVIDER" means the Current Issuer Euro Currency Swap Provider;

"SERIES 2 CLASS C2 EURO CURRENCY SWAP PROVIDER" means the Current Issuer Euro Currency Swap Provider;

"SERIES 2 CLASS C1 GLOBAL NOTE CERTIFICATE means the Global Note Certificate to be issued in respect of the Series 2 Class C1 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 2 CLASS C2 GLOBAL NOTE CERTIFICATE means the Global Note Certificate to be issued in respect of the Series 2 Class C2 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 2 CLASS C GLOBAL NOTE CERTIFICATES" means the Series 2 Class C1 Global Note Certificate, the Series 2 Class C2 Global Note Certificate and the "SERIES 2 CLASS C GLOBAL NOTE CERTIFICATE" means any one of them;

"SERIES 2 CLASS C NOTEHOLDERS" means the Series 2 Class C1 Noteholders, the Series 2 Class C2 Noteholders or any of them;

"SERIES 2 CLASS C1 NOTEHOLDERS" means the holders for the time being of the Series 2 Class C1 Notes;

"SERIES 2 CLASS C2 NOTEHOLDERS" means the holders for the time being of the Series 2 Class C2 Notes;

"SERIES 2 CLASS C NOTES" means the Series 2 Class C1 Notes and the Series 2 Class C2 Notes or any of them;

"SERIES 2 CLASS C1 NOTES" means the notes comprising the *16,000,000 Fixed Rate Notes due January 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class C1 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 2 Class C1 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 2 CLASS C2 NOTES" means the notes comprising the *65,500,000 Floating Rate Notes due January 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class C2 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 2 Class C2 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES CLASS M ENFORCEMENT NOTICE" means, a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Series 2 Class M Notes to be due and repayable pursuant to Condition 9(C) of the Current Issuer Notes;

"SERIES 2 CLASS M EURO CURRENCY SWAP" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class M Notes in Euro;

"SERIES 2 CLASS M EURO CURRENCY SWAP PROVIDER" means the Current Issuer Euro Currency Swap Provider;

"SERIES 2 CLASS M GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 2 Class M Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 2 CLASS M NOTEHOLDERS" means the holders for the time being of the Series 2 Class M Notes;

"SERIES 2 CLASS M NOTES" means the notes each comprising the *52,300,000 Floating Rate Notes due July 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class M Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 2 Class M Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 2 CLASS M PRINCIPAL DEFICIENCY SUB LEDGER" means the sub-ledger of the Current Issuer Principal Deficiency Ledger corresponding to the Series 2 Class M Notes;

"SERIES 2 GLOBAL NOTE CERTIFICATES" means collectively the Series 2 Class A Global Note Certificate, the Series 2 Class B Global Note Certificate, the Series 2 Class M Global Note Certificate and the Series 2 Class C Global Note Certificate and "SERIES 2 GLOBAL NOTE CERTIFICATE" means any one of them;

"SERIES 2 NOTES" means collectively the Series 2 Class A Notes, the Series 2 Class B Notes, the Series 2 Class M Notes and the Series 2 Class C Notes;

"SERIES 3 CLASS A GLOBAL NOTE CERTIFICATE" means the Global Note Certificate to be issued in respect of the Series 3 Class A Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 3 CLASS A NOTEHOLDERS" means the holders for the time being of the Series 3 Class A Notes;

"SERIES 3 CLASS A NOTES" means the notes comprising the {pound-sterling}352,280,000 Fixed Rate Notes due July 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules

1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class A Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 3 Class A Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 3 CLASS C GLOBAL NOTE CERTIFICATE means the Global Note Certificate to be issued in respect of the Series 3 Class C Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"SERIES 3 CLASS C NOTEHOLDERS" means the holders for the time being of the Series 3 Class C Notes;

"SERIES 3 CLASS C NOTES" means the notes comprising the {pound-sterling}15,000,000 Floating Rate Notes due July 2043 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class C Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 3 Class C Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"SERIES 3 GLOBAL NOTE CERTIFICATES" means collectively the Series 3 Class A Global Note Certificate and the Series 3 Class C Global Note Certificate and "SERIES 3 GLOBAL NOTE CERTIFICATE" means any one of them;

"SERIES 3 NOTES" means collectively the Series 3 Class A Notes Series 3 Class C Notes;

"SPECIFIED OFFICE" means, as the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Current Issuer Paying Agent and Agent Bank Agreement or such other specified notice as may be notified to the Current Issuer and the Note Trustee pursuant to the Current Issuer Paying Agent and Agent Bank Agreement;

"STEP-UP DATE" means the Payment Date in respect of an Issuer on which the interest rate on the Notes issued by such Issuer increases by a pre-determined amount following the payment made by such Issuer on such Payment Date, which date in respect of the Current Issuer is the Payment Date occurring in July 2010;

"STERLING GLOBAL NOTE CERTIFICATES" means the Global Note Certificates issued in respect of the Sterling Notes and the "STERLING GLOBAL NOTE CERTIFICATE" means any one of them;

"STERLING NOTES" means, in relation to the Current Issuer, the Series 3 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in Sterling;

"SUBORDINATED PRINCIPAL TEST":

(a)   in respect of the Current Issuer Notes, means the test which is satisfied
      (1) on any Payment Date occurring on or after the fourth anniversary of the Closing Date; and (2) on any Payment Date on which the percentage equal to the aggregate Principal Amount Outstanding of the Class B Notes, the Series 2 Class M Notes and the Class C Notes as at that Payment Date over the aggregate Principal Amount Outstanding of the Current Issuer Notes as at that Payment Date is greater than the product of (i) 2 and
      (ii) the percentage equal to the aggregate Principal Amount Outstanding of the Class B Notes. the Series 2 Class M Notes and the Class C Notes as at the Closing Date over the aggregate Principal Amount Outstanding of the Current Issuer Notes as at the Closing Date;

(b) in respect of any Previous Issuer Notes, has the meaning given to it in the Issuer Master Definitions Schedule relating to that Previous Issuer; or

(c) in respect of any New Notes issued by any New Issuer, has the meaning given to it in the Issuer Master Definitions Schedule relating to that New Issuer;

"SWAP COLLATERAL" means any asset (including, without limitation, Cash and/or securities) paid or transferred to the Current Issuer by a Current Issuer Swap Provider in accordance with the terms of the relevant Current Issuer Swap Agreement as collateral to secure the performance of that Current Issuer Swap Provider's obligations under the relevant Current Issuer Swap Agreement together with any income or distributions received in respect of such asset and any equivalent of or replacement of such asset into which such asset is transformed;

"SWAP COLLATERAL ACCOUNTS" means the Swap Collateral Cash Account and the Swap Collateral Securities Account;

"SWAP COLLATERAL ANCILLARY DOCUMENT" means any document (including, without limitation, any custodial agreement or bank account agreement but excluding the Current Issuer Swap Agreements, the Current Issuer Cash Management Agreement and the Current Issuer Deed of Charge) as may be entered into by the Issuer from to time in connection with Swap Collateral;

"SWAP COLLATERAL AVAILABLE PRINCIPAL AMOUNT" means, at any time, the amount of Swap Collateral which under the terms of the relevant Current Issuer Swap Agreement may be applied at that time in satisfaction of the relevant Current Issuer Swap Provider's obligations to the Current Issuer to the extent that such obligations relate to payments to be made in connection with the Current Issuer Pre-Enforcement Principal Priority of Payments or Current Issuer Post-Enforcement Priority of Payments, as the case may be;

"SWAP COLLATERAL AVAILABLE REVENUE AMOUNT" means, at any time, the amount of Swap Collateral which under the terms of the relevant Current Issuer Swap Agreement may be applied at that time in satisfaction of the relevant Current Issuer Swap Provider's obligations to the Current Issuer to the extent that such obligations relate to payments to be made in connection with the Current Issuer Pre-Enforcement Revenue Priority of Payments or Current Issuer Post-Enforcement Priority of Payments, as the case may be;

"SWAP COLLATERAL CASH ACCOUNT" means an account opened in the name of the Current Issuer for the purpose of holding Swap Collateral in Cash and maintained in accordance with the terms of the Current Issuer Cash Management Agreement;

"SWAP COLLATERAL EXCLUDED AMOUNT" means, at any time, the amount of Swap Collateral which may not be applied at that time in satisfaction of the relevant Current Issuer Swap Provider's obligations to the Current Issuer under the terms of the relevant Current Issuer Swap Agreement;

"SWAP COLLATERAL LEDGER" means the ledger and any sub-ledgers maintained by the Current Issuer Cash Manager in the books of the Current Issuer in accordance with Clause 5.6 (Posted Collateral) of the Current Issuer Cash Management Agreement;

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

"SWAP COLLATERAL SECURITIES ACCOUNT" means a securities account opened in the name of the Current Issuer for the purpose of holding Swap Collateral in the form of securities and maintained in accordance with the terms of the Current Issuer Cash Management Agreement;

"SWAP PROVIDER AMOUNT" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"SWAP REPLACEMENT PAYMENT" means any amount received by the Current Issuer from a replacement to any of the Current Issuer Swap Providers upon entry by the Current Issuer into an agreement with such replacement swap provider replacing a Current Issuer Swap Agreement which has terminated following the occurrence of a Downgrade Termination Event;

"TAX CREDIT" has the meaning, where applicable, given to it in each Current Issuer Swap Agreement;

"TELERATE PAGE NO. 3750" means the display designated as Page 3750 on the Dow-Jones/Telerate Monitor Service (or such other page as may replace Telerate Page No. 3750 on that service or such other service as may be nominated by the British Bankers' Association (including the Reuters Screen) as the information vendor for the purposes of displaying British Bankers' Association Interest Settlement Rates for deposits in the currency concerned);

"THREE MONTH LIBOR" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"TRANSACTION DOCUMENT" means any of the following documents:

(a)   the Mortgages Trust Deed;

(b)   the Mortgage Sale Agreement;

(c)   the Funding Deed of Charge;

(d)   the Administration Agreement;

(e)   the Cash Management Agreement;

(f)   the Funding Guaranteed Investment Contract;

(g)   the Mortgages Trustee Guaranteed Investment Contract;

(h)   the Bank Account Agreement;

(i)   the Collection Bank Agreement;

(j)   the Share Trust Deed;

(k)   Corporate Services Agreement; and

(l)   Current Issuer Transaction Documents;

"TRANSFER AGENT" means Citibank, N.A., acting through its Specified Office at 5 Carmelite Street, London EC4Y 0PA, and initially appointed by the Current Issuer under the Current Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Current Issuer Notes, or such other person for the time being acting as Transfer Agent under the Current Issuer Paying Agent and Agent Bank Agreement;

"TRUST DEED" means, in relation to the Current Issuer, the Current Issuer Trust Deed and, in relation to any other Issuer, the trust deed entered into on the relevant Closing Date constituting the Notes issued by such Issuer;

"TRUSTEE ACTS" means both the Trustee Act 1925 and the Trustee Act 2000 of England and Wales;

"UNDERWRITERS" means, in relation to the Dollar Notes issued by the Current Issuer, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and UBS Warburg LLC;

"US NOTES" means, in relation to the Current Issuer, the Series 1 Notes, the Series 2 Class C1 Notes and the Series 3 Class C Notes:

"US PAYING AGENT" means Citibank N.A. acting through its New York office as paying agent in the United States of America;

"VARIABLE RATE RATIO" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"VARIABLE RATE SPREAD" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"VARIABLE RATE SWAP SVR" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement; and

"WEIGHTED AVERAGE FIXED RATE" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement.

2.    INTERPRETATION AND CONSTRUCTION

Any reference in this Issuer Master Definitions Schedule or any Transaction Document to:

      "AGREED FORM" means, in relation to any document, the draft of that document the form of which has been agreed between the parties thereto (or if such document is delivered pursuant to another Transaction Document, between the parties to such Transaction Document) and initialled on their behalf for the purpose of identification;

      the "ASSETS" of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

      "DISPOSAL" shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and "DISPOSE" shall be construed accordingly;

      a "GUARANTEE" means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

      "INDEBTEDNESS" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

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

      a "MONTH" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a business day, it shall end on the next business day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding business day, provided that, if a period starts on the last business day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last business day in that later month (and references to "MONTHS" shall be construed accordingly);

      "PARTY" shall be construed as a party to a particular agreement, as the case may be;

      "SUBSIDIARY" means, (a) a subsidiary within the meaning of Section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of Section 258 of the Companies Act 1985;

      "VAT" means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

      a "WHOLLY-OWNED SUBSIDIARY" of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

      the "WINDING-UP" or "ADMINISTRATION" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.1 "{pound-sterling}", "STERLING", "STERLING" or "POUNDS STERLING" denotes the lawful currency for the time being of the United Kingdom of Great Britain and Northern Ireland; "*", "EURO" or "EURO" denotes the lawful currency for the time being of the member states of the European Union that adopt the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25th March, 1957, establishing the European Community as amended from time to time and as amended by, inter alia, the Treaty of European Union of 7th February, 1992; "$", "US$", "US DOLLARS", "DOLLARS" or "DOLLARS" denotes the lawful currency for the time being of the United States of America.

2.2 In this Issuer Master Definitions Schedule and in any of the Transaction Documents in which this Issuer Master Definitions Schedule is expressed to be incorporated or to which this Issuer Master Definitions Schedule is expressed to apply:

      (a) words denoting the singular number only shall include the plural number also and vice versa;

      (b)    words denoting one gender only shall include the other genders;

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

      (c) words denoting persons only shall include firms and corporations and vice versa;

      (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

      (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

      (f) clause, paragraph and schedule headings are for ease of reference only;

      (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

      (h) unless stated otherwise reference to a time of day shall be construed as a reference to London (GMT) time; and

      (i)    references   to   any  person  shall  include  references  to  his
             successors, transferees and assigns and any person deriving title under or through him.

2.3 Save as provided otherwise, where any obligation in a Transaction Document is owed to more than one party that obligation is owed to each of them separately and may be enforced by any of them.

2.4 Where a term is used but not defined in this Issuer Master Definitions Schedule, that term shall have the meaning indicated in the Master Definitions Schedule.

3.    GOVERNING LAW

This Issuer Master Definitions Schedule is governed by, and shall be construed in accordance with, the laws of England.

                                  SCHEDULE 1



                            STANDARD DOCUMENTATION

         PART 1 DOCUMENTS USED IN THE ORIGINATION OF ANY MORTGAGE TYPE

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
A      MORTGAGE BROCHURES
------------------------------------------------------------------------------------------------------------------------------
A1     Hard to beat - Mortgages - An Introduction                      Dev 3  1.6.95            From 1 Jun 1995 to Apr 1997
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
A2     Hard to Beat - Keeping the Benefits Once Your Mortgage Ends     DEV 93                   From 19 Jun 1995
       Northern Rock Building Society                                  19.06.1995
------------------------------------------------------------------------------------------------------------------------------
A3     Mortgages - A guide to costs                                    Dev 143 1.7.95           From 1 Jul 1995 to Jul 1995
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
A4     Mortgages - A guide to costs                                    Dev 143  14.7.95         From 14 Jul 1995 to Sep 1995
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
A5     Mortgages - A guide to costs                                    Dev 143  4.9.95          From 4 Sep 1995 to Nov 1995
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
A6     Mortgages - A guide to costs                                    Dev 143 30.11.95         From 30 Nov 1995 to Dec 1995
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
A7     Mortgages - A guide to costs                                    Dev 143 13.12.95         From 13 Dec 1995 to Mar 1996
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
A8     Mortgages - A guide to costs                                    Dev 143 8.3.96           From 8 Mar 1996 to Jun 1996
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
A9     Mortgages - A guide to costs                                    Dev 143 10.6.96          From 10 Jun 1996 to Feb 1997
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
A10    Hard to Beat - Keeping the Benefits Once Your Mortgage Ends     DEV 93                   From 1 Sept 1996
       Northern Rock Building Society                                  01.9.1996
------------------------------------------------------------------------------------------------------------------------------
A11    Mortgages - A guide to costs                                    Dev 143 11.2.97          From 11 Feb 1997 to Mar 1997
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
A12    You and your mortgage - The Mortgage Code
       [Introductory leaflet]
------------------------------------------------------------------------------------------------------------------------------
A13    The Mortgage Code                                               First Edition:           From Mar 1997
                                                                       March 1997
------------------------------------------------------------------------------------------------------------------------------
A14    Mortgages - A guide to costs                                    Dev 143 27.3.97          From 27 Mar 1997 to May 1997
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
A15    Hard to beat - Mortgages - An Introduction                      Dev 3  10.4.97           From 10 Apr 1997 to Jul 1997
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
A16    Mortgages - A guide to costs                                    Dev 143 6.5.97           From 6 May 1997 to Jul 1997
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
A17    Hard to beat - Mortgages - An Introduction                      Dev 3  1.7.97            From 1 Jul 1997 to Oct 1997
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
A18    Mortgages - A guide to costs - Hard to Beat                     Dev 143 11.7.97          From 11 Jul 1997 to Oct 1997
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------
A19    Hard to beat - Mortgages - An Introduction                      MAR 1  1.10.97            From 1 Oct 1997 to Dec 1997
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A20    Mortgages - A guide to costs - Hard to Beat                     MAR 2 1.10.97             From 1 Oct 1997 to Nov 1997
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A21    Hard to Beat - Keeping the Benefits Once Your Mortgage Ends     MAR 9                     From 1 Oct 1997
       Northern Rock plc                                               01.10.1997
------------------------------------------------------------------------------------------------------------------------------
A22    Mortgages - A guide to costs - Hard to Beat                     MAR 2 12.11.97            From 12 Nov 1997 to Feb 1998
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A23    Hard to beat - Mortgages - An Introduction                      MAR 1 15.12.97            From 15 Dec 1997 to Feb 1998
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A24    Hard to beat - Mortgages - An Introduction                      MAR 1  12.2.98            From 12 Feb 1998 to Oct 1998
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A25    Mortgages - A guide to costs - Hard to Beat                     MAR 2 12.2.98             From 12 Feb 1998 to Jun 1998
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A26    Hard to Beat - Keeping the Benefits Once Your Mortgage Ends     MAR 9                     From 12 Feb 1998
       Northern Rock plc                                               12.2.1998
------------------------------------------------------------------------------------------------------------------------------
A27    The Mortgage Code                                               Second Edition:
                                                                       April 1998                From Apr 1998
------------------------------------------------------------------------------------------------------------------------------
A28    Mortgages - A guide to costs - Hard to Beat                     MAR 2/8267
                                                                       17.6.98                   From 17 Jun 1998 to Oct 1998
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A29    Hard to Beat - Keeping the Benefits Once Your Mortgage Ends     MAR 9/8375                From 1 Aug 1998
       Northern Rock plc                                               01.8.1998
------------------------------------------------------------------------------------------------------------------------------
A30    Mortgages - A guide to costs - Hard to Beat                     MAR 2/8528 8.10.98        From 8 Oct 1998 to Nov 1998
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A31    Hard to beat - Mortgages - An Introduction                      MAR 1 23.10.98            From 23 Oct 1998 to Feb 1999
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A32    Mortgages - A guide to costs - Hard to Beat                     MAR 2/8600 5.11.98        From 5 Nov 1998 to Jan 1999
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A33    Mortgages - A guide to costs - Hard to Beat                     MAR 2/8729 7.1.99         From 7 Jan 1999 to Feb 1999
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A34    Mortgages - A guide to costs - Hard to Beat                     MAR 2/8789 4.2.99         From 4 Feb 1999 to Apr 1999
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A35    Mortgages - An Introduction                                     MAR 1  25.2.99            From 25 Feb 1999 to Jun 1999
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A36    Mortgages - A guide to costs - Hard to Beat                     MAR 2/8923 13.4.99        From 13 Apr 1999 to Jun 1999
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A37    Mortgages - the details                                         MAR 23/8958 16.6.99       From 16 Jun 1999 to Jan 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A38    Mortgages - the costs                                           MAR 244/8958 16.6.99      From 16 Jun 1999 to Jun 1999
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A39    Mortgages - the costs                                           MAR 244/9115 28.6.99      From 28 Jun 1999 to Nov 1999
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A40    Mortgages - the costs                                           MAR 244/9489 9.11.99      From 9 Nov 1999 to Jan 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A41    Mortgages - the details                                         MAR 235/9611 4.1.2000     From 4 Jan 2000 to May 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------
A42    Mortgages - the costs                                           MAR 244/9679 17.1.2000     From 17 Jan 2000 to Mar 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A43    Be straight with me - Mortgage costs in black and white         MAR 244/9815 4.3.2000      From 4 Mar 2000 to Apr 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A44    Safe & Sure - Keeping the Benefits Once Your Mortgage Ends      MAR 9/9895                 From 14 Mar 2000
       Northern Rock plc                                               14.3.2000
------------------------------------------------------------------------------------------------------------------------------
A45    Be straight with me - Mortgage costs in black and white         MAR 244/10029 27.4.2000    From 27 Apr 2000 to Jan 2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A46    Give me the facts - Mortgage details explained                  MAR 235/9666 and 5.2000    From 1 May 2000 to Oct 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A47    Give me a choice - Mortgage deals to suit everyone              MAR 236/10198 and          From 28 Jun 2000 to Aug 2000
       Northern Rock plc                                               28.6.2000
------------------------------------------------------------------------------------------------------------------------------
A48    Give me a choice - Mortgage deals to suit everyone              MAR 236/10332 4.8.2000     From 4 Aug 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A49    Give me the facts - Mortgage details explained                  MAR 235/10554 and 10.2000  From Oct 2000 to Jan 2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A50    Give me the facts                                               MAR 235/10899              From 10 Jan 2001 to Sep 2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A51    Be straight with me - Mortgage costs in black and white         MAR 244/10868 10.1.2001    From 10 Jan 2001 to Feb 2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A52    Be straight with me - Mortgage costs in black and white         MAR 244/10998 8.2.2001     From 8 Feb 2001 to Apr 2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A53    Be straight with me - Mortgage costs in black and white         MAR 244/11170 5.4.2001     From 5 Apr 2001 to May 2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A54    Be straight with me - Mortgage costs in black and white         MAR 244/11281 10.5.2001    From 10 May 2001 to Aug 2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A55    Be straight with me - Mortgage costs in black and white         MAR 244/11592 2.8.2001     From 2 Aug 2001 to Sep 2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A56    Give me the facts                                               MAR 235/11679 3.9.2001     From 3 Sep 2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A57    Be straight with me - Mortgage costs in black and white         MAR 244/11592 3.9.2001     From 3 Sep 2001 to Sep 2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A58    Be straight with me - Mortgage costs in black and white         MAR 244/11807 19.9.2001    From 19 Sep 2001 to Oct 2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A59    Be straight with me - Mortgage costs in black and white         MAR 244/11855 4.10.2001    From 4 Oct 2001 to Nov 2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------
A60    Be straight with me - Mortgage costs in black and white         MAR 244/11973              From 8 Nov 2001
       Northern Rock plc                                               8.11.2001
------------------------------------------------------------------------------------------------------------------------------
A61    Safe & Sure - Keeping the Benefits Once Your Mortgage Ends      MAR 9/12119                From 12 Dec 2001
       Northern Rock plc                                               12.12.2001
------------------------------------------------------------------------------------------------------------------------------
A62    Give me the facts                                               MAR 235/12189              From 9 Jan 2002
       Northern Rock plc                                               9.1.2002
------------------------------------------------------------------------------------------------------------------------------
A63    All you need to know about mortgages                            MAR 235/12275              From 21 Jan 2002
       Northern Rock plc                                               21.1.2002
------------------------------------------------------------------------------------------------------------------------------
A64    Be straight with me - Mortgage costs in black and white         MAR 244/12486              From 1 Apr 2002
       Northern Rock plc                                               1.4.2002
------------------------------------------------------------------------------------------------------------------------------
A65    All you need to know about mortgages                            MAR 235/12537              From 9 May 2002
       Northern Rock plc                                               9.5.2002
------------------------------------------------------------------------------------------------------------------------------
A66    Be straight with me - Mortgage costs in black and white         MAR 244/12539              From 9 May 2002
       Northern Rock plc                                               9.5.2002
------------------------------------------------------------------------------------------------------------------------------
A67    Be straight with me - Mortgage costs in black and white         MAR 244/12859              From 26 Jul 2002
       Northern Rock plc                                               26.7.2002
------------------------------------------------------------------------------------------------------------------------------
A68    All you need to know about mortgages                            MAR 235/13039              From 10 Oct 2002
       Northern Rock plc                                               10.10.2002
------------------------------------------------------------------------------------------------------------------------------
A69    I want a shorter mortgage, and I want guarantees - Mortgages    MAR 617/13070              From 10 Oct 2002
       Guaranteed Repayment                                            10.10.2002
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A70    Be straight with me - Mortgage costs in black and white         MAR 244/12123              From 10 Oct 2002
       Northern Rock plc                                               10.10.2002
------------------------------------------------------------------------------------------------------------------------------
A71    Hard to Beat - Keeping the Benefits Once Your Mortgage Ends     MAR 9 01.10.1997           From 1 Oct 1997
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
A72    Mortgage costs in black and white                               MAR 244/13280              From 6 Jan 2003
       Northern Rock plc                                               06.01.2003
------------------------------------------------------------------------------------------------------------------------------
A73    All you need to know about Mortgages                            MAR 235/13279              From 9 Jan 2003
       Northern Rock plc                                               09.01.2003
------------------------------------------------------------------------------------------------------------------------------
A74    I want a shorter mortgage, and guarantee                        MAR 617/13371              From 10 Jan 2003
------------------------------------------------------------------------------------------------------------------------------
A75    Mortgage costs in black and white                               MAR 244/13437              From 27 Jan 2003
       Northern Rock plc                                               27.01.2003
------------------------------------------------------------------------------------------------------------------------------
A76    Mortgage costs in black and white                               MAR 244/13501              From 8 Feb 2003
       Northern Rock plc                                               08.02.2003
------------------------------------------------------------------------------------------------------------------------------
B      MORTGAGE SUMMARY INFORMATION - BORROWERS                                                   (i.e. given to Borrowers
                                                                                                  dealing directly with
                                                                                                  Northern Rock)
------------------------------------------------------------------------------------------------------------------------------
B1     Update 18th September 2000                                      MAR 236                    From 18 Sept 2000
                                                                       18.9.2000
------------------------------------------------------------------------------------------------------------------------------
B2     Update 2nd October 2000                                         MAR 236                    From 02 Oct 2000
                                                                       2.10.2000
------------------------------------------------------------------------------------------------------------------------------
B3     Update 22nd November 2000                                       MAR 236                    From 22 Nov 2000
                                                                       22.11.2000
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------
B4     Update 10th January 2001                                        MAR 236 10.1.2001          From 10 Jan 2001
------------------------------------------------------------------------------------------------------------------------------
B5     Update 1st February 2001                                        MAR 236 1.2.2001           From 01 Feb 2001
------------------------------------------------------------------------------------------------------------------------------
B6     Update 12th February 2001                                       MAR 236 12.2.2001          From 12 Feb 2001
------------------------------------------------------------------------------------------------------------------------------
B7     Update 22nd February 2001                                       MAR 236 22.2.2001          From 22 Feb 2001
------------------------------------------------------------------------------------------------------------------------------
B8     Update 6th April 2001                                           MAR 236 6.4.2001           From 06 Apr 2001
------------------------------------------------------------------------------------------------------------------------------
B9     Update 10th May 2001                                            MAR 236 10.5.2001          From 10 May 2001
------------------------------------------------------------------------------------------------------------------------------
B10    Update 22nd June 2001                                           MAR 236 22.6.2001          From 22 June 2001
------------------------------------------------------------------------------------------------------------------------------
B11    Update 2nd August 2001                                          MAR 236 2.8.2001           From 02 Aug 2001
------------------------------------------------------------------------------------------------------------------------------
B12    Update 3rd September 2001                                       MAR 236 3.9.2001           From 03 Sept 2001
------------------------------------------------------------------------------------------------------------------------------
B13    Update 19th September 2001                                      MAR 236 19.9.2001          From 19 Sept 2001
------------------------------------------------------------------------------------------------------------------------------
B14    Update 4th October 2001                                         MAR 236 4.10.2001          From 04 Oct 2001
------------------------------------------------------------------------------------------------------------------------------
B15    Update 5th December 2001                                        MAR 236 5.12.2001          From 05 Dec 2001
------------------------------------------------------------------------------------------------------------------------------
B16    Update 7th January 2002                                         MAR 236 7.1.2002           From 07 Jan 2002
------------------------------------------------------------------------------------------------------------------------------
B17    Update 15th January 2002                                        MAR 236 15.1.2002          From 15 Jan 2002
------------------------------------------------------------------------------------------------------------------------------
B18    Update 25th January 2002                                        MAR 236 25.1.2002          From 25 Jan 2002
------------------------------------------------------------------------------------------------------------------------------
B19    Update 9th February 2002                                        MAR 236 09.2.2002          From 9 Feb 2002
------------------------------------------------------------------------------------------------------------------------------
B20    Update 20th March 2002                                          MAR 236 20.3.2002          From 20 Mar 2002
------------------------------------------------------------------------------------------------------------------------------
B21    Update 10th May 2002                                            MAR 236 10.5.2002          From 10 May 2002
------------------------------------------------------------------------------------------------------------------------------
B22    Update 26th July 2002                                           MAR 236 26.7.2002          From 26 Jul 2002
------------------------------------------------------------------------------------------------------------------------------
B23    Update 7th August 2002                                          MAR 236 07.8.2002          From 7 Aug 2002
------------------------------------------------------------------------------------------------------------------------------
B24    Update 30th August 2002                                         MAR 236 30.8.2002          From 30 Aug 2002
------------------------------------------------------------------------------------------------------------------------------
B25    Update 21st October 2002                                        MAR 236 21.10.2002         From 21 Oct 2002
------------------------------------------------------------------------------------------------------------------------------
B26    Update 8th November 2002                                        MAR 236 08.11.2002         From 8 Nov 2002
------------------------------------------------------------------------------------------------------------------------------
B27    Update 27th November 2002                                       MAR 236 27.11.2002         From 27 Nov 2002
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------
B28    Update 10th Jan 2003                                            MAR 236                    From 10 Jun 2003
                                                                       10.01.2003
------------------------------------------------------------------------------------------------------------------------------
B29    Update 8th Feb 2003                                             MAR 236                    From 8 Feb 2003
                                                                       08.02.2003
------------------------------------------------------------------------------------------------------------------------------
C      MORTGAGE SUMMARY INFORMATION - BROKERS                                                     (i.e. given to Borrowers
                                                                                                  dealing directly with
                                                                                                  Northern Rock)
------------------------------------------------------------------------------------------------------------------------------
C1     Mortgage Update                                                                            Regular editions from 17 Nov
                                                                                                  1994 onwards
------------------------------------------------------------------------------------------------------------------------------
C2     Mortgage Update 9th December 1994                               Dev 291                    From 09 Dec 1994
------------------------------------------------------------------------------------------------------------------------------
C3     Mortgage Update 19th December 1994                              Dev 291                    From 19 Dec 1994
------------------------------------------------------------------------------------------------------------------------------
C4     Mortgage Update 11th January 1995                               Dev 291                    From 11 Jan 1995
------------------------------------------------------------------------------------------------------------------------------
C5     Mortgage Update 1st February 1995                               Dev 291                    From 01 Feb 1995
------------------------------------------------------------------------------------------------------------------------------
C6     Mortgage Update 24th March 1995                                 Dev 291                    From 24 Mar 1995
------------------------------------------------------------------------------------------------------------------------------
C7     Mortgage Update 18th April 1995                                 Dev 291                    From 18 April 1995
------------------------------------------------------------------------------------------------------------------------------
C8     Mortgage Update 17th May 1995                                   Dev 291                    From 17 May 1995
------------------------------------------------------------------------------------------------------------------------------
C9     Mortgage Update 5th June 1995                                   Dev 291                    From 05 Jun 1995
------------------------------------------------------------------------------------------------------------------------------
C10    Mortgage Update 19th June 1995                                  Dev 291                    From 19 Jun 1995
------------------------------------------------------------------------------------------------------------------------------
C11    Mortgage Update 17th July 1995                                  Dev 291                    From 17 Jul 1995
------------------------------------------------------------------------------------------------------------------------------
C12    Mortgage Update 1st September 1995                              Dev 291                    From 01 Sep 1995
------------------------------------------------------------------------------------------------------------------------------
C13    Mortgage Update 4th September 1995                              Dev 291                    From 04 Sep 1995
------------------------------------------------------------------------------------------------------------------------------
C14    Mortgage Update 16th October 1995                               Dev 291                    From 16 Oct 1995
------------------------------------------------------------------------------------------------------------------------------
C15    Mortgage Update 30th November 1995                              Dev 291                    From 30 Nov 1995
------------------------------------------------------------------------------------------------------------------------------
C16    Mortgage Update 13th December 1995                              Dev 291                    From 13 Dec 1995
------------------------------------------------------------------------------------------------------------------------------
C17    Mortgage Update 3rd January 1996                                Dev 291                    From 03 Jan 1996
------------------------------------------------------------------------------------------------------------------------------
C18    Mortgage Update 18th January 1996                               Dev 291                    From 18 Jan 1996
------------------------------------------------------------------------------------------------------------------------------
C19    Mortgage Update 25th January 1996                               Dev 291                    From 25 Jan 1996
------------------------------------------------------------------------------------------------------------------------------
C20    Mortgage Update 12th March 1996                                 Dev 291                    From 12 Mar 1996
------------------------------------------------------------------------------------------------------------------------------
C21    Mortgage Update 22nd April 1996                                 Dev 291                    From 22 Apr 1996
------------------------------------------------------------------------------------------------------------------------------
C22    Mortgage Update 10th June 1996                                  Dev 291                    From 10 Jun 1996
------------------------------------------------------------------------------------------------------------------------------
C23    Mortgage Update 2nd September 1996                              Dev 291                    From 02 Sep 1996
------------------------------------------------------------------------------------------------------------------------------
C24    Mortgage Update 21st October 1996                               Dev 291                    From 21 Oct 1996
------------------------------------------------------------------------------------------------------------------------------
C25    Mortgage Update 11th November 1996                              Dev 291                    From 11 Nov 1996
------------------------------------------------------------------------------------------------------------------------------
C26    Mortgage Update 3rd January 1997                                Dev 291                    From 03 Jan 1997
------------------------------------------------------------------------------------------------------------------------------
C27    Mortgage Update 11th February 1997                              Dev 291                    From 11 Feb 1997
------------------------------------------------------------------------------------------------------------------------------
C28    Guide to Mortgages                                              Dev 434                    From 04 Apr 1997
------------------------------------------------------------------------------------------------------------------------------
C29    Mortgage Update                                                 Dev 435                    From 04 Apr 1997
------------------------------------------------------------------------------------------------------------------------------
C30    Mortgage Update 28.5.97                                         Dev 435                    From 28 May 1997
------------------------------------------------------------------------------------------------------------------------------
C31    Mortgage Update 9.6.97                                          Dev 435                    From 09 Jun 1997
------------------------------------------------------------------------------------------------------------------------------
C32    Mortgage Update 25.6.97                                         Dev 435                    From 25 Jun 1997
------------------------------------------------------------------------------------------------------------------------------
C33    Mortgage Update 11.8.97                                         Dev 435                    From 11 Aug 1997
------------------------------------------------------------------------------------------------------------------------------
C34    Mortgage Update 3.9.97                                          Dev 435                    From 03 Sep 1997
------------------------------------------------------------------------------------------------------------------------------
C35    Mortgage Update 17.9.97                                         Dev 435                    From 17 Sep 1997
------------------------------------------------------------------------------------------------------------------------------
C36    Mortgage Update - Issue No 1                                    MAR 35                     From 03 Nov 1997
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------
C37    Mortgage Update - Issue No 2                                    MAR 35                     From 12 Nov 1997
------------------------------------------------------------------------------------------------------------------------------
C38    Mortgage Update - Issue No 3                                    MAR 35                     From 16 Dec 1997
------------------------------------------------------------------------------------------------------------------------------
C39    Mortgage Update - Issue No 5                                    MAR 35                     From 29 Jan 1998
------------------------------------------------------------------------------------------------------------------------------
C40    Mortgage Update - Issue No 6                                    MAR 35                     From 12 Feb 1998
------------------------------------------------------------------------------------------------------------------------------
C41    Mortgage Update - Issue No 7                                    MAR 35                     From 01 Apr 1998
------------------------------------------------------------------------------------------------------------------------------
C42    Mortgage Update - Issue No 8                                    MAR 35                     From 06 May 1998
------------------------------------------------------------------------------------------------------------------------------
C43    Mortgage Update - Issue No 9                                    MAR 35                     From 17 Jun 1998
------------------------------------------------------------------------------------------------------------------------------
C44    Mortgage Update - Issue No 9                                    MAR 35                     From 01 Jul 1998
------------------------------------------------------------------------------------------------------------------------------
C45    Mortgage Update - Issue No 10                                   MAR 35                     From 08 Aug 1998
------------------------------------------------------------------------------------------------------------------------------
C46    Mortgage Update - Issue No 11                                   MAR 35                     From 19 Sep 1998
------------------------------------------------------------------------------------------------------------------------------
C47    Mortgage Update - Issue No 12                                   MAR 35                     From 08 Oct 1998
------------------------------------------------------------------------------------------------------------------------------
C48    Mortgage Update - Issue No 13                                   MAR 35                     From 05 Nov 1998
------------------------------------------------------------------------------------------------------------------------------
C49    Mortgage Update - Issue No 14                                   MAR 35                     From 07 Dec 1998
------------------------------------------------------------------------------------------------------------------------------
C50    Mortgage Update - Issue No 15                                   MAR 35                     From 22 Jan 1999
------------------------------------------------------------------------------------------------------------------------------
C51    Mortgage Update - Issue No 16                                   MAR 35                     From 04 Feb 1999
------------------------------------------------------------------------------------------------------------------------------
C52    Mortgage Update - Issue No 17                                   MAR 35                     From 06 Mar 1999
------------------------------------------------------------------------------------------------------------------------------
C53    Mortgage Update - Issue No 18                                   MAR 35                     From 13 Apr 1999
------------------------------------------------------------------------------------------------------------------------------
C54    Mortgage Update - Issue No 19                                   MAR 35                     From 16 Jun 1999
------------------------------------------------------------------------------------------------------------------------------
C55    Mortgage Update - Issue No 20                                   MAR 35                     From 28 Jul 1999
------------------------------------------------------------------------------------------------------------------------------
C56    Mortgage Update - Issue No 21                                   MAR 35                     From 26 Aug 1999
------------------------------------------------------------------------------------------------------------------------------
C57    Together Flexible - Total Flexibility in One Loan
------------------------------------------------------------------------------------------------------------------------------
C58    Mortgage Update - Issue No 22                                   MAR 35                     From 09 Sep 1999
------------------------------------------------------------------------------------------------------------------------------
C59    Mortgage Update - Issue No 23                                   MAR 35                     From 29 Sep 1999
------------------------------------------------------------------------------------------------------------------------------
C60    Mortgage Update - Issue No 24                                   MAR 35                     From 09 Nov 1999
------------------------------------------------------------------------------------------------------------------------------
C61    Mortgage Update - Issue No 25                                   MAR 35                     From 01 Dec 1999
------------------------------------------------------------------------------------------------------------------------------
C62    Mortgage Update - Issue No 26                                   MAR 35                     From 04 Jan 2000
------------------------------------------------------------------------------------------------------------------------------
C63    Mortgage Update - Issue No 27                                   MAR 35                     From 17 Jan 2000
------------------------------------------------------------------------------------------------------------------------------
C64    Mortgage Update - Issue No 28                                   MAR 35                     From 10 Mar 2000
------------------------------------------------------------------------------------------------------------------------------
C65    Mortgage Update - Issue No 29                                   MAR 35                     From 27 Apr 2000
------------------------------------------------------------------------------------------------------------------------------
C66    Mortgage Update - Issue No 30                                   MAR 35                     From 07 Jun 2000
------------------------------------------------------------------------------------------------------------------------------
C67    Mortgage Update - Issue No 31                                   MAR 35                     From 28 Jun 2000
------------------------------------------------------------------------------------------------------------------------------
C68    Mortgage Update - Issue No 32                                   MAR 35                     From 04 Aug 2000
------------------------------------------------------------------------------------------------------------------------------
C69    Mortgage Update - Issue No 33                                                              From 18 Sep 2000
------------------------------------------------------------------------------------------------------------------------------
C70    Mortgage Update - Issue No 34                                                              From 02 Oct 2000
------------------------------------------------------------------------------------------------------------------------------
C71    Mortgage Update - Issue No 47                                   MAR035                     From 08 Nov 2001
------------------------------------------------------------------------------------------------------------------------------
C72    Mortgage Update - Issue No 48                                   MAR035                     From 05 Dec 2001
------------------------------------------------------------------------------------------------------------------------------
C73    Mortgage Update - Issue No 49                                   MAR035                     From 07 Jan 2002
------------------------------------------------------------------------------------------------------------------------------
C74    Mortgage Update - Issue No 49                                   MAR035                     From 16 Jan 2002
------------------------------------------------------------------------------------------------------------------------------
C75    Mortgage Update - Insert to be used in
       conjunction with Issue No 49                                    MAR035                     From 16 Jan 2002
------------------------------------------------------------------------------------------------------------------------------
C76    Mortgage Update - Insert to be used in
       conjunction with Issue No 49                                    MAR035                     From 16 Jan 2002
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------
C77    Mortgage Update - Issue No 50                                   MAR035                     From 23 Mar 2002
------------------------------------------------------------------------------------------------------------------------------
C78    Mortgage Update - Issue No 51                                   MAR035                     From 10 May 2002
------------------------------------------------------------------------------------------------------------------------------
C79    Mortgage Update - dated 10 May 2002
------------------------------------------------------------------------------------------------------------------------------
C80    Mortgage Update - Issue No 52                                   MAR035                     From 26 Jul 2002
------------------------------------------------------------------------------------------------------------------------------
C81    Mortgage Update - Issue No 53                                   MAR035                     From 7 Aug 2002
------------------------------------------------------------------------------------------------------------------------------
C82    Mortgage Update - Issue No 54                                   MAR035                     From 30 Aug 2002
------------------------------------------------------------------------------------------------------------------------------
C83    Mortgage Update - Issue No 55                                   MAR035                     From 4 Sep 2002
------------------------------------------------------------------------------------------------------------------------------
C84    Mortgage Update - Issue No 56                                   MAR035                     From 8 Oct 2002
------------------------------------------------------------------------------------------------------------------------------
C85    Mortgage Update - Issue No 57                                   MAR035                     From 21 Oct 2002
------------------------------------------------------------------------------------------------------------------------------
C86    Mortgage Update - Issue No 58                                   MAR035                     From 8 Nov 2002
------------------------------------------------------------------------------------------------------------------------------
C87    Mortgage Update - Issue No 59                                   MAR035                     From 27 Nov 2002
------------------------------------------------------------------------------------------------------------------------------
C88    Intermediaries - Mortgage Product Update - Issue No 1           MAR035                     From 10 Jun 2003
------------------------------------------------------------------------------------------------------------------------------
C89    Intermediaries - Mortgage Product Update - Issue No 2           MAR035                     From 8 Mar 2003
------------------------------------------------------------------------------------------------------------------------------
D      MORTGAGE ADVICE - BORROWERS                                                                (i.e. given to Borrowers
                                                                                                  dealing directly with
                                                                                                  Northern Rock)
------------------------------------------------------------------------------------------------------------------------------
D1     Mortgage Product Advice and Recommendation                      Valid September 2000       From Sep 2000
------------------------------------------------------------------------------------------------------------------------------
E      OFFERS OF ADVANCE
------------------------------------------------------------------------------------------------------------------------------
E1     Offer of Advance                                                ADV6F/0396                 From Mar 1996
       (with General Conditions on reverse)
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
E2     Offer of Advance                                                ADV6B/0300                 From Mar 2000
       (with General Conditions on reverse)                                                       In triplicate - white,
       Northern Rock plc                                                                          blue and green copies.
------------------------------------------------------------------------------------------------------------------------------
E3     Revised Offer of Loan [Northern Rock copy]                                                 From July 2001 - used in
       Northern Rock plc                                                                          conjunction with General
                                                                                                  Conditions introduced on same
                                                                                                  date - Most of the content of
                                                                                                  the document is variable and
                                                                                                  is specific to individual
                                                                                                  customers/mortgage products
------------------------------------------------------------------------------------------------------------------------------
F      GENERAL CONDITIONS (USED ON REVERSE OF OFFER OF ADVANCE)
------------------------------------------------------------------------------------------------------------------------------
F1     General Conditions                                              [ADV6/1094]                From Oct 1994 to Jun 1995
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
F2     General Conditions                                              ADV6/0695                  From Jun 1995 to Jul 1995
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
F3     General Conditions                                              ADV6/0795                  From Jul 1995 to Jan 1996
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
F4     General Conditions                                              ADV6/0196                  From Jan 1996 to Dec 1996
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
F5     General Conditions                                              ADV6/1296                  From Dec 1996 to ?
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
F6     General Conditions                                              ADV6B/1296                 From Dec 1996 to Oct 1997
       Northern Rock Building Society                                                             [Offer of Advance ADV6F/0396
                                                                                                  on the reverse]
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------
F7     General Conditions                                              ADV6B/1097                 From Oct 1997 to Dec 1997
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
F8     General Conditions                                              ADV6B/1297                 From Dec 1997 to Jan 1998
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
F9     General Conditions                                              ADV6B/0198                 From Jan 1998 to Jun 1998
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
F10    General Conditions                                              ADV6B/0698                 From Jun1998 to Jan 1999
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
F11    General Conditions                                              ADV6B/0199                 From Jan 1999 to Sep 1999
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
F12    General Conditions                                              ADV6B/0999                 From Sep 1999 to Mar 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
F13    General Conditions                                              ADV6B/0300                 From Mar 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
F14    Terms and Conditions - Applicant Copy                           OBA1/0900 on cover         From Sep 2000
       Northern Rock plc                                               OBA2/0900 on reverse
------------------------------------------------------------------------------------------------------------------------------
F15    Terms and Conditions - Solicitor Copy                           OBS1/0900 on cover         From Sep 2000
       Northern Rock plc                                               OBS2/0900 on reverse
------------------------------------------------------------------------------------------------------------------------------
F16    Terms and Conditions - Applicant Copy                           OBA1/0101 on cover         From Jan 2001
       Northern Rock plc                                               OBA2/0101 on reverse
------------------------------------------------------------------------------------------------------------------------------
F17    Terms and Conditions - Solicitor Copy                           OBA1/0101 on cover         From Jan 2001
       Northern Rock plc                                               OBA2/0101 on reverse
------------------------------------------------------------------------------------------------------------------------------
F18    General Conditions                                              ADV282/ July 2001          From July 2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
F19    Product Transfer - General Conditions (Flexible)                SB/T&C/FLEX/05/02          From May 2002
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
G      MORTGAGE CONDITIONS/BUILDING SOCIETY RULES
------------------------------------------------------------------------------------------------------------------------------
G1     Rules of Northern Rock Building Society                         GEN 128/1.94               From 28 Apr 1992
------------------------------------------------------------------------------------------------------------------------------
G2     Mortgage Conditions 1995                                        ADV72 06/95                From Jun 1995
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
G3     Mortgage Conditions 1997                                        ADV 72 08/97               From Aug 1997
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
G4     Mortgage Conditions 2001                                        ADV 276 07/2001            From Oct 2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
H      OCCUPIERS UNDERTAKINGS
------------------------------------------------------------------------------------------------------------------------------
H1     Agreement and Undertaking                                       scjh0404/stand             ?
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
H2     Agreement and Undertaking                                       (LIF)LIFE30                From Aug 1997
       Northern Rock
------------------------------------------------------------------------------------------------------------------------------
H3     Agreement and Undertaking                                       st/peps                    From Oct 1997
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------
H4     Agreement and Undertaking                                       JAGO3/0500                 From May 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
H5     Agreement and Undertaking                                       UNDERTAKE                  From June 2000
       Northern Rock plc                                               June 2000
------------------------------------------------------------------------------------------------------------------------------
I      MISCELLANEOUS MORTGAGE DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
I1     Mortgage of Life Policy                                         SEC 16/02.94               From Feb 1994
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
I2     Mortgage of Life Policy                                         SEC 16/06.95               From Jun 1995
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
I3     Valuations and Surveys - hard to beat                           DEV 125                    From 19 Jun 1995
       Northern Rock Building Society                                  19.6.1995
------------------------------------------------------------------------------------------------------------------------------
I4     Valuations and Surveys - hard to beat                           DEV 125                    From 14 Aug 1995
       Northern Rock Building Society                                  14.8.1995
------------------------------------------------------------------------------------------------------------------------------
I5     Guarantors Confirmation (Existing Borrowers)                    ADV 266.7/97               From Jul 1997
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
I6     Mortgage of Life Policy                                         SEC 16T/10.97              From Oct 1997
       Northern Rock Building Society/Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
I7     Mortgage of Life Policy                                         SEC 16 /10.97              From Oct 1997
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
I8     Guarantors Confirmation (Existing Borrowers)                    ADV 266.10/97              From Oct 1997
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
I9     Guarantors Confirmation                                         ADV 265.10/97              From Oct 1997
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
I9(a)  Guarantors Confirmation                                         ADV 265.06/00              From Jun 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
I10    Application for Transfer of Ownership of a Mortgaged Property   MA 31/10.97                From Oct 1997
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
I11    Notice of Assignment of Life Policy                             ADV 29/11.99               From Nov 1999

------------------------------------------------------------------------------------------------------------------------------
I12    Individual Savers Account (ISA) Policy Arrangements form        JAGO2/0500                 From May 2000
------------------------------------------------------------------------------------------------------------------------------
I13    Application for Transfer of Ownership of a Mortgaged Property   MA31/Feb.01                From Feb 2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
I14    Deed of Guarantee                                               SOL013 /                   From Jul 2001
       Northern Rock plc                                               July 2001
------------------------------------------------------------------------------------------------------------------------------
I15    Guarantors Confirmation                                         NRDGC 05/02                From May 2002 - This document
                                                                                                  is only used Northern Rock
                                                                                                  plc by Northern Rock Direct
------------------------------------------------------------------------------------------------------------------------------
J      MORTGAGE ORIGINATION AND COMPLETION -
       SOLICITORS/OTHER THIRD PARTY DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
J1     Valuations and Surveys - Helping you ensure your                DEV 125                    From 1 Oct 1992
       home is a solid investment                                      01.10.1992
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
J2     Report on Title and Funds Request (including Instructions to    MA55 01/94                 From Jan 1994
       Solicitors/Licensed Conveyancers)
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------
J3     Report on Title and Funds Request                               MA55/04.96                 From Apr 1996
       (including Instructions to Solicitors/Licensed Conveyancers)
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
J4     Changes of Ownership in Mortgaged Property - Note to Solicitors ADV 54/05.96               From May 1996
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
J5     Report on Title and Funds Request (including Instructions to    MA55/01.97                 From Jan 1997
       Solicitors/Licensed Conveyancers)
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
J6     Changes of Ownership in Mortgaged Property - Note to Solicitors ADV 54 02.97               From Feb 1997
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
J7     Changes of Ownership in Mortgaged Property - Note to Solicitors ADV 54 07.97               From Jul 1997
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
J8     Report on Title and Funds Request (including Instructions to    MA55/10.97                 From Oct 1997
       Solicitors/Licensed Conveyancers)
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
J9     Changes of Ownership in Mortgaged Property - Note to Solicitors ADV 54 10.97               From Oct 1997
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
J10    Valuations and Surveys - hard to beat                           MAR 6                      From 1 Oct 1997
       Northern Rock plc                                               1.10.1997
------------------------------------------------------------------------------------------------------------------------------
J11    Report and Valuation for Mortgages Purposes on behalf           ADV 155 10.97              From Oct 1997
       of Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
J12    Report and Valuation for Mortgages Purposes on behalf of        ADV 179 10.97              From Oct 1997
       Northern Rock plc - Sheet 2
------------------------------------------------------------------------------------------------------------------------------
J13    Report and Valuation for Mortgages Purposes                     ADV 267 10.97              From Oct 1997
       on behalf of Northern Rock plc - Sheet 2 in respect of
       loans exceeding {pound-sterling}150,000
------------------------------------------------------------------------------------------------------------------------------
J14    Report and Valuation for Mortgages Purposes on                  ADV 7a 10.97               From Oct 1997
       behalf of Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
J15    Reinspection Report                                             ADV 76 10.97               From Oct 1997
       Northern Rock plc (2 versions)
------------------------------------------------------------------------------------------------------------------------------
J16    Additional Advance Valuation Report                             ADV 127B 10.97             From Oct 1997
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
J17    Report and Valuation for Mortgages Purposes on behalf           ADV 155 12.98              From Dec 1998
       of Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
J18    Part 2 Instructions (in relation to the CML                                                Offers of Advance issued
       Lenders' Handbook for England & Wales)                                                     from 01 Jun 2000[?]
------------------------------------------------------------------------------------------------------------------------------
J19    Certificate of Title                                            JAGO4/0700                 From Jul 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
J20    Certificate of Title                                            COT/0700                   From Jul 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
J21    Part 2 Instructions (in relation to the CML                                                Offers of Advance issued
       Lenders' Handbook for England & Wales)                                                     from late Summer 2000[?]
------------------------------------------------------------------------------------------------------------------------------
J22    Deeds Dematerialisation [Notice to solicitors]                                             [From Apr 2000?]
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------
J23    Valuations and Surveys - Property                               MAR 6/10550                From Oct 2000
       Northern Rock plc                                               Oct 2000
------------------------------------------------------------------------------------------------------------------------------
J24    Changes of Ownership in Mortgaged                               ADV 54 11/00               From Nov 2000
       Property - Note to Solicitors
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
J25    Certificate of Title (including Drawdown Loan Certificate)      COT/0502                   From May 2002
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
J26    Valuations and Surveys - Property                               MAR 6/12661                From May 2002
       Northern Rock plc                                               May 2002
------------------------------------------------------------------------------------------------------------------------------
J27    Report and Valuation for Mortgages Purposes on                  AL/SAS/267/                From Sep 2002
       behalf of Northern Rock plc - Sheet 2 in respect                (500+) 09.02
       of loans exceeding {pound-sterling}1,000,000
------------------------------------------------------------------------------------------------------------------------------
J28    Certificates of Title                                           COT/1102                   From Nov 2002
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
K      COMPLETION DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------
K1     Schedule of Documents of Title                                  SEC 28/11.94               From Nov 1994
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
K2     Schedule of Documents of Title                                  SEC 28/01.96               From Jan 1996
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
K3     Schedule of Documents of Title                                  SEC28 /10.97               From Oct 1997
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
K4     Schedule of Documents of Title                                  JAGO1/0500                 From May 2000
       Northern Rock plc                                               JAGO1B/0500
------------------------------------------------------------------------------------------------------------------------------
K5     Deeds Schedule                                                  SODT/0201                  From Feb 2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
K6     Completion Advice                                               A146F -                    Completions advices are in a
       Northern Rock plc                                               representative             flexible format - content is
                                                                       sample                     variable depending upon
                                                                                                  circumstances of loan and
                                                                                                  product applied for.
                                                                                                  Permutations arevast and it
                                                                                                  is impractical to maintain
                                                                                                  an archive of each scenario.
------------------------------------------------------------------------------------------------------------------------------
K7     Additional Advance Cheque Request                               ADV 133 01/94              From Jan 1994
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
K8     Re-Advance/Further Advance Receipt                              SEC 37 /10.97              From Oct 1997
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
K9     Additional Advance Funds Request                                ADV 271 /10.97             From Oct 1997
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
K10    Additional Advance Funds Request                                ADV 271 1/98               From Jan 1998
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
K11    Additional Advance Funds Request                                AAFR/0802                  From Aug 2002
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------

               PART 2 DOCUMENTS USED ONLY IN THE ORIGINATION OF
    STANDARD FIXED RATE, STANDARD VARIABLE RATE, CASHBACK, CAPPED, TRACKER,
            CAT STANDARD, DISCOUNT AND DISCOUNT FOR LIFE MORTGAGES

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------
L      MORTGAGE APPLICATION FORMS - GENERAL
------------------------------------------------------------------------------------------------------------------------------
L1     Mortgage Application Form                                       ADV 4. 05/95               From May 1995 to Mar 1996
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
L2     Mortgage Application Form                                       ADV 4. 03/96               From Mar 1996 to Jul 1997
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
L3     Mortgage Application Form                                       ADV 4. 07/97               From Jul 1997 to Oct 1997
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
L4     Mortgage Application Form                                       ADV 4. 10/97               From Oct 1997 to Dec 1997
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
L5     Mortgage Application Form                                       ADV 4. 12/97               From Dec 1997 to Mar 1998
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
L6     Mortgage Application Form                                       ADV 4 DRTV 3/98            From Mar 1998 to Apr 1998
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
L7     Mortgage Application Form                                       ADV 4. 4/98                From Apr 1998 to Jan 1999
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
L8     Mortgage Application Form                                       ADV 4. 1/99                From Jan 1999 to Feb 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
L9     Mortgage Application Form                                       ADV 4. 2/00                From Feb 2000 to Jun 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
L10    Mortgage Application Form                                       ADV 4. 6/00                From Jun 2000 to Dec 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
L11    Mortgage Application Form                                       ADV4. 12/00                From Dec 2000 to Jan 2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
L12    Mortgage Application Form                                       ADV4. 01/01                From Jan 2001 to May 2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
L13    Mortgage Application Form                                       ADV4. 05/01                From May 2001 to Sept 2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
L14    Mortgage Application Form                                       ADV4. 09/01                From Sept 2001 to Oct 2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
L15    Mortgage Application Form                                       ADV4. 10/01                From Oct 2001 to Aug 2002
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
       NB From this point onwards the Mortgage
       Application Forms appear to also be used for the
       Together/Together Connections products.
------------------------------------------------------------------------------------------------------------------------------
L16    Mortgage Application Form                                       ADV4. 08.02                From Aug 2002 to Oct 2002
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
L17    Mortgage Application Form                                       ADV4. 10.02                From Oct 2002 to
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
L18    Your Personal Quotation and Transfer Declaration                19 Sep 2002                (Sample re Mr and Mrs Kapke)
       for a Flexible Fixed Rate Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
L19    Your Personal Quotation and Transfer Declaration                19 Sep 2002                (Sample re Mr Mcparland and
       for a Together Mortgage Northern Rock plc                                                  Miss Davis)
------------------------------------------------------------------------------------------------------------------------------
M      MORTGAGE APPLICATION FORMS - NORTHERN ROCK DIRECT
------------------------------------------------------------------------------------------------------------------------------
M1     Your Direct Mortgage Application Form                           Dev 439 4/97               From Apr 1997 to Oct 1997
       Northern Rock Direct/Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------
M2     Your Direct Mortgage Application Form                           MAR 17b 1.10.97            From Oct 1997 to Dec 1997
       Northern Rock Direct/Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
M3     Your Direct Mortgage Application Form                           MAR 17b 15.12.97           From Dec 1997 to May 1998
       Northern Rock Direct/Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
M4     Your Direct Mortgage Application Form                           MAR 124 31 May 1998        From May 1998 to ?
       Northern Rock Direct/Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
N      APPLICATION FORMS - SPECIALIST
------------------------------------------------------------------------------------------------------------------------------
N1     Secured Personal Loan Application Form                          ADV 31. 1/99               From Jan 1999
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
N2     Secured Personal Loan Application Form                          ADV031 (8.5.2000)          From May 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
N3     Secured Personal Loan Application Form                          ADV031 (22.10.2001)        From Oct 2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
N4     Secured Personal Loan Application Form                          ADV031 (01.8.2002)         From Aug 2002
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
O      SPECIAL CONDITIONS FOR FIXED RATE MORTGAGES
       (USED WITH OFFER OF ADVANCE)
------------------------------------------------------------------------------------------------------------------------------
O1     5 year Fixed Rate Mortgage                                      AY                         From 15 Jul 1997
------------------------------------------------------------------------------------------------------------------------------
O2     5 year Fixed Rate Mortgage                                      BA                         From 26 Jun 1997
------------------------------------------------------------------------------------------------------------------------------
O3     5 year Fixed Rate Mortgage                                      BH                         From 03 Sep 1997
------------------------------------------------------------------------------------------------------------------------------
O4     5 year Fixed Rate Mortgage                                      BQ                         From 17 Sep 1997
------------------------------------------------------------------------------------------------------------------------------
O5     5 year Fixed Rate Mortgage                                      BS                         From 01 Jan 1997
                                                                                                  [Query date - should be Nov?]
------------------------------------------------------------------------------------------------------------------------------
O6     5 year Fixed Rate Mortgage                                      BT                         From 01 Nov 1997
                                                                                                  [Other dates?]
------------------------------------------------------------------------------------------------------------------------------
O7     5 year Fixed Rate Mortgage                                      CF                         From 22 Jan 1998
------------------------------------------------------------------------------------------------------------------------------
O8     5 year Fixed Rate Mortgage                                      CJ                         From 01 Apr 1998
------------------------------------------------------------------------------------------------------------------------------
O9     5 year Fixed Rate Mortgage                                      CK                         From 01 Apr 1998
------------------------------------------------------------------------------------------------------------------------------
O10    5 year Fixed Rate Mortgage                                      CM                         From 06 May 1998
------------------------------------------------------------------------------------------------------------------------------
O11    5 year Fixed Rate Mortgage                                      CP                         From 17 Jun 1998
------------------------------------------------------------------------------------------------------------------------------
O12    5 year Fixed Rate Mortgage                                      CU                         From 01 Jul 1998
------------------------------------------------------------------------------------------------------------------------------
O13    5 year Fixed Rate Mortgage                                      CZ                         From 08 Aug 1998
------------------------------------------------------------------------------------------------------------------------------
O14    5 year Fixed Rate Mortgage                                      EA                         From 08 Aug 1998
------------------------------------------------------------------------------------------------------------------------------
O15    5 year Fixed Rate Mortgage                                      EU                         From 22 Jan 1999
------------------------------------------------------------------------------------------------------------------------------
O16    5 year Fixed Rate Mortgage                                      FD
------------------------------------------------------------------------------------------------------------------------------
O17    5 year Fixed Rate Mortgage                                      FL                         From 13 Mar 1999
------------------------------------------------------------------------------------------------------------------------------
O18    5 year Fixed Rate Mortgage                                      FM                         From 13 Apr 1999
------------------------------------------------------------------------------------------------------------------------------
O19    5 year Fixed Rate Mortgage                                      FN                         From 13 Apr 1999
------------------------------------------------------------------------------------------------------------------------------
O20    5 year Fixed Rate Mortgage                                      FP                         From 23 Apr 1999
------------------------------------------------------------------------------------------------------------------------------
O21    5 year Fixed Rate Mortgage                                      KZ                         From 29 Nov 1999
------------------------------------------------------------------------------------------------------------------------------
O22    2 year Fixed Rate Mortgage                                                                 From 9 Jan 2003
------------------------------------------------------------------------------------------------------------------------------
O23    10 year Fixed Rate Mortgage                                                                from 9 Jan 2003
------------------------------------------------------------------------------------------------------------------------------
O24    15 year Fixed Rate Mortgage                                                                from 9 Jan 2003
------------------------------------------------------------------------------------------------------------------------------
O25    Guaranteed Repayment Mortgage 10 year Fixed Rate Mortgage                                  from 9 Jan 2003
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------
O26    Guaranteed Repayment Mortgage 15 year Fixed Rate Mortgage                                  from 9 Jan 2003
------------------------------------------------------------------------------------------------------------------------------
O27    Help with Costs Special Condition Wording -
       for Guaranteed Repayment Mortgage 10 year
       Fixed Rate Mortgage (2 versions)
------------------------------------------------------------------------------------------------------------------------------
O28    Help with Costs Special Condition Wording -
       for Guaranteed Repayment Mortgage 15 year
       Fixed Rate Mortgage (2 versions)
------------------------------------------------------------------------------------------------------------------------------
O29    Help with Costs Special Condition Wording -
       for  10 year Fixed Rate (2 versions)
------------------------------------------------------------------------------------------------------------------------------
O30    Help with Costs Special Condition Wording -
       for  15 year Fixed Rate (2 versions)
------------------------------------------------------------------------------------------------------------------------------
P      SPECIAL CONDITIONS FOR VARIABLE RATE MORTGAGES
       (USED WITH OFFER OF ADVANCE)
------------------------------------------------------------------------------------------------------------------------------
P1     Variable Rate Mortgage - Cashback                               6B                         From 30 Nov 1995
------------------------------------------------------------------------------------------------------------------------------
P2     Variable Rate Mortgage - Cashback without insurance             9B                         From 03 Jan 1996
------------------------------------------------------------------------------------------------------------------------------
P3     Variable Rate Mortgage - Cashback without insurance             C5                         From 11 Aug 1997
                                                                                                  [Query date -
                                                                                                  should be 1996?]
------------------------------------------------------------------------------------------------------------------------------
P4     Variable Rate Mortgage - Cashback without insurance             C7                         From 02 Sep 1996
------------------------------------------------------------------------------------------------------------------------------
P5     Variable Rate Mortgage - Cashback without insurance             C9                         From 02 Sep 1996
------------------------------------------------------------------------------------------------------------------------------
P6     3 year Discounted Variable Rate Mortgage                        J9 J0                      From 25 Jun 1998
                                                                                                  and [Other dates ?]

------------------------------------------------------------------------------------------------------------------------------
P7     Variable Rate Mortgage - 5% Cashback                            P5                         From 25 Jun 1997
                                                                                                  [Other dates ?]
------------------------------------------------------------------------------------------------------------------------------
P8     Variable Rate Mortgage - 6% Cashback                            P6                         From 03 Sep 1997
                                                                                                  [Other date ?]
------------------------------------------------------------------------------------------------------------------------------
P9     Variable Rate Mortgage - Cashback                               7P and 8P                  From 22 Jan 1998
------------------------------------------------------------------------------------------------------------------------------
P10    3 year Discounted Variable Rate Mortgage                        M1 to [M6?]                From 22 Jan 1998
------------------------------------------------------------------------------------------------------------------------------
P11    Variable Rate Mortgage - Cashback                               S1 and S2                  From 22 Jan 1998
------------------------------------------------------------------------------------------------------------------------------
P12    3 year Discounted Variable Rate Mortgage                        M7 and M8                  From 01 Apr 1998
------------------------------------------------------------------------------------------------------------------------------
P13    Variable Rate Mortgage - Cashback                               S4 and S5                  From 06 May 1998
------------------------------------------------------------------------------------------------------------------------------
P14    Variable Rate Mortgage - Cashback                               7S                         From 10 Jun 1996
------------------------------------------------------------------------------------------------------------------------------
P15    Variable Rate Mortgage - Cashback                               3T                         From 07 Dec 1998
                                                                                                  [Other date?]
------------------------------------------------------------------------------------------------------------------------------
P16    Variable Rate Mortgage - Cashback                               6T and 7T                  From 22 Jan 1999
                                                                                                  [Other date?]
------------------------------------------------------------------------------------------------------------------------------
P17    Variable Rate Mortgage - 8%/7% Cashback                         GB and GC                  From 06 Mar 1999
------------------------------------------------------------------------------------------------------------------------------
P18    Variable Rate Mortgage - 8% Cashback                            GF                         From 13 Apr 1999
------------------------------------------------------------------------------------------------------------------------------
P19    Variable Rate Mortgage - 7% Cashback                            GG                         From 13 Apr 1999
------------------------------------------------------------------------------------------------------------------------------
P20    Variable Rate Mortgage - 7% Cashback                            GH                         From 13 Apr 1999
------------------------------------------------------------------------------------------------------------------------------
P21    Variable Rate Mortgage - 6% Cashback                            GI                         From 13 Apr 1999
------------------------------------------------------------------------------------------------------------------------------
P22    Variable Rate Mortgage - 8% Cashback                            GT                         From 16 Jun 1999
------------------------------------------------------------------------------------------------------------------------------
P23    Variable Rate Mortgage - 7% Cashback                            GU
------------------------------------------------------------------------------------------------------------------------------
P24    Variable Rate Mortgage - 7% Cashback                            JG                         From 28 Jul 1999
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------
P25    Variable Rate Mortgage - 6% Cashback                            JN                         From 29 Aug 1999
------------------------------------------------------------------------------------------------------------------------------
P26    Variable Rate Mortgage - 7% Cashback                            JQ                         From 29 Sep 1999
                                                                                                  [Other dates?]
------------------------------------------------------------------------------------------------------------------------------
P27    Variable Rate Mortgage - 6% Cashback                            JR                         From 29 Sep 1999
                                                                                                  [Other dates?]
------------------------------------------------------------------------------------------------------------------------------
P28    Variable Rate Mortgage - 5% Cashback                            JS                         From 29 Sep 1999
                                                                                                  [Other dates?]
------------------------------------------------------------------------------------------------------------------------------
P29    Variable Rate Mortgage - 7% Cashback                            JU                         From 04 Jan 2000
------------------------------------------------------------------------------------------------------------------------------
P30    Variable Rate Mortgage 6% Cashback                                                         From 9 Jan 2003
------------------------------------------------------------------------------------------------------------------------------
P31
------------------------------------------------------------------------------------------------------------------------------
Q      SPECIAL CONDITIONS FOR TRACKER, CAT STANDARD, CAPPED
       AND DISCOUNT FOR LIFE MORTGAGES (USED WITH OFFER OF
       ADVANCE)
------------------------------------------------------------------------------------------------------------------------------
Q1     Discount for Life Variable Rate Mortgage                        X9 and X0
------------------------------------------------------------------------------------------------------------------------------
Q2     Discount for Life Variable Rate Mortgage                        1X and 2X
------------------------------------------------------------------------------------------------------------------------------
Q3     Discount for Life Variable Rate Mortgage                        3X and 4X
------------------------------------------------------------------------------------------------------------------------------
Q4     Discount for Life Variable Rate Mortgage                        5X and 6X
------------------------------------------------------------------------------------------------------------------------------
Q5     Discount for Life Variable Rate Mortgage                        7X and 8X
------------------------------------------------------------------------------------------------------------------------------
Q6     Capped Variable Rate Mortgage                                   CB
------------------------------------------------------------------------------------------------------------------------------
Q7     Discount for Life Variable Rate Mortgage                        L1 and L2
------------------------------------------------------------------------------------------------------------------------------
Q8     Discount for Life Variable Rate Mortgage                        L3 and L4
------------------------------------------------------------------------------------------------------------------------------
Q9     Discount for Life Variable Rate Mortgage                        L5 and L6
------------------------------------------------------------------------------------------------------------------------------
Q10    Discount for Life Variable Rate Mortgage                        L7 and L8
------------------------------------------------------------------------------------------------------------------------------
Q11    Discount for Life Variable Rate Mortgage                        1L and 2L
------------------------------------------------------------------------------------------------------------------------------
Q12    Discount for Life Variable Rate Mortgage                        3L and 4L
------------------------------------------------------------------------------------------------------------------------------
Q13    Discount for Life Variable Rate Mortgage                        5L and 6L
------------------------------------------------------------------------------------------------------------------------------
Q14    4 year Capped Variable Rate Mortgage                            EG
------------------------------------------------------------------------------------------------------------------------------
Q15    4 year Capped Variable Rate Mortgage                            EF
------------------------------------------------------------------------------------------------------------------------------
Q16    4 year Capped Variable Rate Mortgage                            ER
------------------------------------------------------------------------------------------------------------------------------
Q17    Discount for Life Variable Rate Mortgage                        8L
------------------------------------------------------------------------------------------------------------------------------
Q18    4 year Capped Variable Rate Mortgage                            EQ
------------------------------------------------------------------------------------------------------------------------------
Q19    4 year Capped Variable Rate Mortgage                            EQ
------------------------------------------------------------------------------------------------------------------------------
Q20    Equity Release Capped Variable Rate Mortgage                    YB
------------------------------------------------------------------------------------------------------------------------------
Q21    5 year Capped Variable Rate Mortgage                            EY
------------------------------------------------------------------------------------------------------------------------------
Q22    Discount for Life Variable Rate Mortgage                        9L and 0L
------------------------------------------------------------------------------------------------------------------------------
Q23    Discount for Life Variable Rate Mortgage                        DX
------------------------------------------------------------------------------------------------------------------------------
Q24    Discount for Life Variable Rate Mortgage                        DY
------------------------------------------------------------------------------------------------------------------------------
Q25    Discount for Life Variable Rate Mortgage                        DX and DY
------------------------------------------------------------------------------------------------------------------------------
Q26    Discount for Life Variable Rate Mortgage                        HG
------------------------------------------------------------------------------------------------------------------------------
Q27    Discount for Life Variable Rate Mortgage                        HH
------------------------------------------------------------------------------------------------------------------------------
Q28    Discount for Life Variable Rate Mortgage                        HQ
------------------------------------------------------------------------------------------------------------------------------
Q29    Discount for Life Variable Rate Mortgage                        HV
------------------------------------------------------------------------------------------------------------------------------
Q30    Tracker Variable Rate Mortgage                                  YT
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------
Q31    Tracker Variable Rate Mortgage                                  YU
------------------------------------------------------------------------------------------------------------------------------
Q32    Tracker Variable Rate Mortgage                                  YW
------------------------------------------------------------------------------------------------------------------------------
Q33    Tracker Variable Rate Mortgage                                  YX
------------------------------------------------------------------------------------------------------------------------------
Q34    Discount for Life Variable Rate Mortgage                        JP
------------------------------------------------------------------------------------------------------------------------------
Q35    2 year Capped Variable Rate Mortgage                            MV
------------------------------------------------------------------------------------------------------------------------------
Q36    2 year Capped Variable Rate Mortgage                            MW
------------------------------------------------------------------------------------------------------------------------------
Q37    Discount for Life Variable Rate Mortgage                        HR
------------------------------------------------------------------------------------------------------------------------------
Q38    2 year Capped Variable Rate Mortgage                            EM
------------------------------------------------------------------------------------------------------------------------------
Q39    CAT Standard Variable Mortgage                                  [SJB/08/11/00]             [Query the reference]
------------------------------------------------------------------------------------------------------------------------------
Q40    2 year Tracker Variable Rate Mortgage                           ER                         ?
------------------------------------------------------------------------------------------------------------------------------
Q41    CAT Standard Variable Mortgage                                                             from 9 Jan 2003
------------------------------------------------------------------------------------------------------------------------------
Q42    2 year Flexible Fixed (extending Early Repayment Charge)                                   from 9 Jan 2003
------------------------------------------------------------------------------------------------------------------------------
Q43    2 year Flexible Fixed (extending Early Repayment                                           from 9 Jan 2003
       Charge - no Help with Costs option)
------------------------------------------------------------------------------------------------------------------------------
Q44    2 year Flexible Fixed                                                                      from 9 Jan 2003
------------------------------------------------------------------------------------------------------------------------------
Q45    2 year Flexible Fixed (no Help with Costs option)                                          from 9 Jan 2003
------------------------------------------------------------------------------------------------------------------------------
Q46    3 year Flexible Fixed                                                                      from 9 Jan 2003
------------------------------------------------------------------------------------------------------------------------------
Q47    5 year Flexible Fixed                                                                      from 9 Jan 2003
------------------------------------------------------------------------------------------------------------------------------
Q48    Help with Costs Special Condition Wording (2 versions)
------------------------------------------------------------------------------------------------------------------------------
R      CREDIT/LOAN AGREEMENTS
------------------------------------------------------------------------------------------------------------------------------
R1     Credit Agreement Regulated by the Consumer                      ACR1A/1097 on              From Oct 1997
       Credit Act 1974 - Flexible Plan                                 "Original"
       ("Original" and "Copy" versions each with                       ACR1B/1097 on
       Conditions on the reverse)                                      "Copy"
       Northern Rock plc                                               ACR1Z/1097 on
       [Used for Flexible Plan Loans up to {pound-sterling}25,000]     "Conditions"
------------------------------------------------------------------------------------------------------------------------------
R2     Copy of Proposed Agreement Containing Your                      ACR1Z/1097 on              From Oct 1997
       Right to Withdraw - Flexible Plan                               "Conditions"
       (including Conditions on the reverse)
       Northern Rock plc
       [Used for Flexible Plan Loans up to {pound-sterling}25,000]
------------------------------------------------------------------------------------------------------------------------------
R3     Loan Agreement - Flexible Plan                                  [ACR2A/1097  / "Copy"?]    From Oct 1997
       (including Conditions on the reverse)                           on "Original"              [Check reference of
       Northern Rock plc                                               ACR2Z/1097 on              "Original"]
       [Used for Flexible Plan Loans over {pound-sterling}25,000]      "Conditions"
------------------------------------------------------------------------------------------------------------------------------
R4     Credit Agreement Regulated by the Consumer                      ADV135 10/97               From Oct 1997
       Credit Act 1974 - Personal Secured Loan                         on "Original"
       ("Original" and "Copy" versions each with                       and "Copy"
       Conditions on the reverse)                                      no ref on
       Northern Rock plc                                               "Conditions")
       [Used for Personal Secured Loans up to
       {pound-sterling}25,000 - Variable Rate]
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------
R5     Copy of Proposed Credit Agreement Containing                    ADV135 10/97 on            From Oct 1998
       Notice of Your Right to Withdraw - Personal Secured Loan        "Advance Copy" no
       ("Advance Copy" version including Conditions on the reverse)    ref on "Conditions")
       Northern Rock plc
       [Used for Personal Secured Loans up to
       {pound-sterling}25,000 - Variable Rate]
------------------------------------------------------------------------------------------------------------------------------
R6     Credit Agreement Regulated by the Consumer                      ADV135 10/97               From Feb 1998
       Credit Act 1974 - Personal Secured Loan                         on "Original"
       ("Original" and "Copy" versions each with                       and "Copy"
       Conditions on the reverse)                                      ADV135 /02.98
       Northern Rock plc                                               on "Conditions")
       [Used for Personal Secured Loans up to
       {pound-sterling}25,000 - Variable Rate]
------------------------------------------------------------------------------------------------------------------------------
R7     Credit Agreement Regulated by the Consumer                      MAR 126 6/98               From Jun 1998
       Credit Act 1974 ("Original" and "Copy" versions                 on "Original" and
       including Conditions on the reverse)                            "Copy" no ref
       Northern Rock plc                                               on "Conditions"
       [Used for Personal Secured Loans up to
       {pound-sterling}25,000 - Fixed Rate]
------------------------------------------------------------------------------------------------------------------------------
R8     Copy of Proposed Credit Agreement Containing                    MAR 126 6/98               From Jun 1998
       Notice of Your Right to Withdraw                                on "Advance
       ("Advance Copy" version including Conditions on the reverse)    Copy" no ref on
       Northern Rock plc                                               "Conditions"
       [Used for Personal Secured Loans up to
       {pound-sterling}25,000 - Fixed Rate]
------------------------------------------------------------------------------------------------------------------------------
R9     Copy of Proposed Agreement Containing Your                      ACR2A/1097 on              From Mar 2000
       Right to Withdraw - Flexible Plan                               "Original"
       (including Conditions on the reverse)                           ACR2Z/0300 on
       Northern Rock plc                                               "Conditions"
       [Used for Flexible Plan Loans up to {pound-sterling}25,000]
------------------------------------------------------------------------------------------------------------------------------
R10    Credit Agreement Regulated by the Consumer                      MAR 126 4/00               From Apr 2000
       Credit Act 1974                                                 on "Original" no
       ("Original" version including Conditions on the reverse)        ref on
       Northern Rock plc                                               "Conditions"
       [Used for Personal Secured Loans up to
       {pound-sterling}25,000 - Fixed Rate]
------------------------------------------------------------------------------------------------------------------------------
R11    Credit Agreement Regulated by the Consumer                      CA135A/0900                From  Sep 2000
       Credit Act 1974                                                 on "Original"
       ("Original" and "Copy" versions each with                       CA135B/0900 on "Copy"
       Conditions on the reverse)                                      CA135Z/0900
       Northern Rock plc                                               on "Conditions"
       [Used for Personal Secured Loans up to
       {pound-sterling}25,000 - Variable Rate]
------------------------------------------------------------------------------------------------------------------------------
R12    Copy of Proposed Agreement Containing Notice                    CA135C/0900 on            From Sep 2000
       of Your Right to Withdraw                                       "Advance Copy"
       ("Advance Copy" version with Conditions on the reverse)         CA135Z/0900 on
       Northern Rock plc                                               "Conditions"
       [Used for Personal Secured Loans up to
       {pound-sterling}25,000 - Variable Rate]
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------
R13    Credit Agreement Regulated by the Consumer                      CA126A/0900                From Sep 2000
       Credit Act 1974                                                 on "Original"
       ("Original" and "Copy" versions each with Conditions            CA126B/0900
       on the reverse)                                                 on "Copy"
       Northern Rock plc                                               CA126Z/0900 on
       [Used for Personal Secured Loans - Variable Rate]               "Conditions"
------------------------------------------------------------------------------------------------------------------------------
R14    Copy of Proposed Agreement Containing Notice                    CA126C/0900 on             From Sep 2000
       of Your Right to Withdraw                                       "Advance Copy"
       ("Advance Copy" version with Conditions on the reverse)         CA126Z/0900
       Northern Rock plc                                               on "Conditions"
       [Used for Personal Secured Loans - Variable Rate]
------------------------------------------------------------------------------------------------------------------------------
R15    Credit Agreement Regulated by the Consumer Credit               ACR1A/1000 on              From Oct 2000
       Act 1974 - Flexible                                             "Original" Plan
       ("Original" and "Copy" versions each with Conditions             ACR1B/1097 on
       on the reverse)                                                 "Copy"
       Northern Rock plc                                               ACR1Z/1097 on
       [Used for Flexible Plan Loans up to                             "Conditions"
       {pound-sterling}25,000]
------------------------------------------------------------------------------------------------------------------------------
R16    Loan Agreement - Flexible Plan                                  ACR2B/1000 on              From Oct
       ("Original" version with Conditions on the reverse)             "Original" ACR2Z/1000 on   2000
       Northern Rock plc                                               "Conditions"
       [Used for Flexible Plan Loans over
       {pound-sterling}25,000]
------------------------------------------------------------------------------------------------------------------------------
R17    Loan Agreement - Flexible Plan                                  ACR2C/1000 on              From Oct 2000
       ("Original" version with Conditions on the reverse)             "Original"
       Northern Rock plc                                               ACR2Z/1000 on
       [Used for Flexible Plan Loans over {pound-sterling}25,000]      "Conditions"
------------------------------------------------------------------------------------------------------------------------------
S      MORTGAGE DEEDS - GENERAL
------------------------------------------------------------------------------------------------------------------------------
S1     Mortgage Deed (HMLR filing ref MD 144 E)                        SEC 8/11.93                From Nov 1993
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
S2     Mortgage Deed (HMLR filing ref MD 144 F)                        SEC 8/06.95                From Jun 1995
       Northern Rock Building Society
------------------------------------------------------------------------------------------------------------------------------
S3     Mortgage Deed (HMLR filing ref MD542A)                          SEC 8T /08.97              From Aug 1997
       Northern Rock Building Society/Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
S4     Mortgage Deed (HMLR filing ref MD542A)                          SEC 8 /10.97               From Oct  1997
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
S5     Mortgage Deed (HMLR filing ref MD542B)                          SEC 8 /10.97               From Oct 1997
       Northern Rock plc [Old logo]
------------------------------------------------------------------------------------------------------------------------------
S6     Mortgage Deed (HMLR filing ref MD542B)                          SEC 8 /10.97               From Oct 1997
       Northern Rock plc [New logo]
------------------------------------------------------------------------------------------------------------------------------
S7     Mortgage Deed (HMLR filing ref MD691A)                          SEC 070 07/01              From July 2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
S8     Mortgage Deed - Standard (HMLR filing ref MD691D)               SOL 11 07/01               From July  2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
T      MORTGAGE DEEDS - SPECIALIST
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------
T1     Mortgage Deed (HMLR filing ref MD 144 G)                        SEC 54/06/95               From Jun 1995
       Northern Rock Building Society
       [Used for Flexible Plan - Non-CCA Loans]
------------------------------------------------------------------------------------------------------------------------------
T2     Mortgage Deed (relating to a Regulated Agreement                SEC 52/06/95               From Jun 1995
       under the Consumer Credit Act 1974)
       (HMLR filing ref MD 144 H)
       Northern Rock Building Society
       [Used for Flexible Plan CCA Loans]
------------------------------------------------------------------------------------------------------------------------------
T3     Mortgage Deed (HMLR filing ref MD 144 J)                        SEC 44/06/95               From Jun  1995
       Northern Rock Building Society
       [Used for Flexible Plan - Non-CCA Loans]
------------------------------------------------------------------------------------------------------------------------------
T4     Mortgage Deed (relating to a Regulated
       Agreement under the Consumer Credit Act 1974)                   SEC 52. 10/97              From Oct 1997
       (HMLR filing ref MD 542 M)
       Northern Rock plc
       [Used for Flexible Plan CCA Loans]
------------------------------------------------------------------------------------------------------------------------------
T5     Mortgage Deed (HMLR filing ref MD 542 L)                        SEC 44. 10/97              From Oct 1997
       Northern Rock plc
       [Used for Flexible Plan - Non-CCA Loans]
------------------------------------------------------------------------------------------------------------------------------
T6     Mortgage Deed (HMLR filing ref 542 N)                           SEC 54. 10/97              From Oct 1997
       Northern Rock plc
       [Used for Flexible Plan - Non-CCA Loans]
------------------------------------------------------------------------------------------------------------------------------
T7     Deed of Variation of Mortgage and Receipt                       SEC 40. 10/97              From Oct 1997
       for Further Advance (HMLR filing ref MD 542 P)
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
T8     Mortgage Deed (HMLR filing ref MD542 N)                         SEC 54. 04.98              From Apr 1998
       Northern Rock plc
       [Used for Flexible Plan - Non-CCA Loans]
------------------------------------------------------------------------------------------------------------------------------
T9     Mortgage Deed (relating to a Regulated                          SEC 52. 03/00              From Mar 2000
       Agreement under the Consumer Credit Act 1974)
       (HMLR filing ref MD 542 M)
       Northern Rock plc
       [Used for Flexible Plan CCA Loans]
------------------------------------------------------------------------------------------------------------------------------
T10    Mortgage Deed (HMLR filing ref MD 542L)                         MD2/0900 on                From Sep 2000
       Northern Rock plc                                               cover and
       [Used for Flexible Plan - Non-CCA Loans]                        MD2B/0900 on
                                                                       reverse
------------------------------------------------------------------------------------------------------------------------------
T11    Mortgage Deed (relating to a Regulated                          MD1/0900 on                From Sep 2000
       Agreement under the Consumer Credit Act 1974)                   cover and
       (HMLR filing ref MD 542 M)                                      MD1B/0900 on
       Northern Rock plc                                               reverse
       [Used for Flexible Plan CCA Loans]
------------------------------------------------------------------------------------------------------------------------------
T12    Mortgage Deed (HMLR filing ref MD 542 N)                        MD3/0900                   From Sep 2000
       Northern Rock plc
       [Used for Flexible Plan - Non-CCA Loans]
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------
T13    Deed of Variation of Mortgage and Receipt for                   SOL005 09/00               From Sep 2000.  Not used by
       Further Advance (HMLR filing ref MD 542 X)                                                 further advance dept.  Used
       Northern Rock plc                                                                          by product transfer dept. where
                                                                                                  borrower is switching product
                                                                                                  and increasing borrowing at same
                                                                                                  time (only used on older forms
                                                                                                  of mortgage conditions switching
                                                                                                  from annual rest mortgage to a
                                                                                                  daily rest version.
------------------------------------------------------------------------------------------------------------------------------
T14    Deed of Variation of Mortgage and Receipt for                   SOL008 09/00               From Sep 2000.  Not used
       Further Advance (HMLR filing ref MD 542 Y)                                                 by further advance dept.  Used
       Northern Rock plc                                                                          by product transfer dept.
                                                                                                  where borrower is switching
                                                                                                  product and increasing borrowing
                                                                                                  at same time (only used on
                                                                                                  older forms of mortgage
                                                                                                  conditions switching from
                                                                                                  annual rest mortgage to a daily
                                                                                                  rest version.
------------------------------------------------------------------------------------------------------------------------------
T15    Deed of Variation  of Mortgage and Receipt for                  SEC071 July                From Jul 2001
       Further Loan (HMLR filing ref MD 691 B)                         2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
T16    Deed of Variation of Mortgage and Receipt for                   SOL012/July                From Jul 2001
       Further Loan (With Guarantor) (HMLR filing ref MD 691 C)        2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------


               PART 3 DOCUMENTS USED ONLY IN THE ORIGINATION OF
                  TOGETHER AND TOGETHER CONNECTIONS MORTGAGES

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------
U      BROCHURES
------------------------------------------------------------------------------------------------------------------------------
U1     [Picture of Two Forks on cover - 1] [Together]                  MAR 172 2.99               From Feb 1999
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U2     [Picture of Two Forks on cover - 1] [Together]                  MAR 189 3.99               From Mar 1999
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U3     [Picture of Two Forks on cover - 2] [Together]                  MAR 237 14.6.99            From Jun 1999
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U4     together flexible - one loan one rate one call                  MAR 272/9255               From Sep 1999
       [Together Flexible]                                             15.9.99
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U5     together flexible - one loan one rate one call -all             MAR 273/9255               From Sep 1999
       you need to know [Together Flexible]                            15.9.99
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U6     take control of your money and get more out of                  MAR 305/9511               From Dec 1999
       life - together [Together]                                      20.12.99
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U7     all you need to know - together [Together]                      MAR 303/9511               From Dec 1999
       Northern Rock plc                                               20.12.99
------------------------------------------------------------------------------------------------------------------------------
U8     together - a guide to costs [Together]                          MAR 174 2.99               From Feb 1999
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------
U9     [all you need to know - together] [Picture of                   MAR 173 2.99               From Feb 1999
       intertwined flowers on cover] [Together]
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U10    together - a guide to costs [Together]                          MAR 190 3.99               From Mar 1999
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U11    [all you need to know - together] [Picture of                   MAR 192 3.99               From Mar 1999
       intertwined flowers on cover] [Together]
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U12    together - a guide to costs [Together]                          MAR 238 14.6.99            From Jun 1999
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U13    [all you need to know - together] [Picture of                   MAR 239 16.6.99            From Jun 1999
       intertwined flowers on cover] [Together]
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U14    together - a guide to costs [Together]                          MAR 302/9511 20.12.99      From Dec 1999
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U15    together flexible - a guide to costs [Together                  MAR 275/9255 15.9.99       From Sep 1999
       Flexible]
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U16    together - variable at only 6.6.9%pa 7.6%APR                    MAR 306/9657 17.1.2000     From Jan 2000
------------------------------------------------------------------------------------------------------------------------------
U17    What is it going to cost? [Together]                            MAR 302/9662 4.3.2000      From Mar 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U18    How does it work? [Together]                                    MAR 303/9662 4.3.2000      From Mar 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U19    I want it all [Together]                                        MAR 305/9662 4.3.2000      From Mar 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U20    What is it going to cost? [Together]                            MAR 302/10028 27.4.2000    From Apr 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U21    I want it all [Together]                                        MAR 305/10028 27.4.2000    From Apr 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U22    What is it going to cost? [Together]                            MAR 302/10329 4.8.2000     From Aug 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U23    How does it work? [Together]                                    MAR303/10141 4.8.2000      From Aug 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U24    I want it all [Together]                                        MAR 305/10328 4.8.2000     From Aug 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U25    What is it going to cost? [Together]                            MAR 302/10521 2.10.2000    From Oct 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U26    What is it going to cost? [Together]                            MAR 302/10715 22.11.2000   From Nov 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U27    How does it work? [Together]                                    MAR 303/10716 22.11.2000   From Nov 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U28    I want it all [Together]                                        MAR 305/10717 22.11.2000   From Nov 2000
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U29    I want it all [Together]                                        MAR 305/10953 1.2.2001     From Feb 2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U30    What is it going to cost? [Together]                            MAR 302/10999 12.2.2001    From Feb 2001
       Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------
U31 How does it work? [Together]                                      MAR 303/11069 1.3.2001    From Mar 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U32 Together what is it going to cost? 6th April 2001 [Together]      MAR 302 6.4.2001          From Apr 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U33 I want it all [Together]                                          MAR 305/11172 6.4.2001    From Apr 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U34 What's it going to cost? [Together Connections]                   MAR 418/10935 1.5.2001    From May 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U35 OK Shrink My Mortgage [Together Connections]                      MAR 419/10935 1.5.2001    From May 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U36 Together what is it going to cost? 10th May 2001 [Together]       MAR 302 10.5.2001         From May 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U37 What's it going to cost? [Together Connections]                   MAR 418/11282 10.5.2001   From May 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U38 How does it work? [Together]                                      MAR 303/11290 10.5.2001   From May 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U39 I want it all [Together]                                          MAR 305/11289 10.5.2001   From May 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U40 Now Things Get Really Interesting [Together Connections]          MAR 437/11251 01.6.2001   From Jun 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U41 Together what is it going to cost? 22nd June 2001 [Together]      MAR 302 22.6.2001         From Jun 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U42 What's it going to cost? [Together Connections]                   MAR 418/11457 22.6.2001   From Jun 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U43 Together what is it going to cost? 2nd August 2001 [Together]     MAR 302 2.8.2001          From Aug 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U44 What's it going to cost? [Together Connections]                   MAR 418/11593 2.8.2001    From Aug 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U45 How does it work? [Together]                                      MAR 303/11577 2.8.2001    From Aug 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U46 OK Shrink My Mortgage [Together Connections]                      MAR 419/11578 2.8.2001    From Aug 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U47 I want it all [Together]                                          MAR 305/11603 7.8.2001    From Aug 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U48 Together what is it going to cost? 3rd September 2001 [Together]  MAR 302 3.9.2001          From Sep 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U49 What's it going to cost? [Together Connections]                   MAR 418/11706 3.9.2001    From Sep 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U50 How does it work? [Together]                                      MAR 303/11756 10.9.2001   From Sep 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
------------------------------------------------------------------------------------------------------------------------------
U51 OK Shrink My Mortgage [Together Connections]                         MAR 419/11758 10.9.2001    From Sep 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U52 I want it all [Together]                                             MAR 305/11756 10.9.2001    From Sep 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U53 Together what is it going to cost? 19th September 2001 [Together]    MAR 302 19.9.2001          From Sep 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U54What's it going to cost? [Together Connections]                       MAR 418/11706 19.9.2001    From Sep 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U55 Together what is it going to cost? 4th October 2001 [Together]       MAR 302 4.10.2001          From Oct 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U56 What's it going to cost? [Together Connections]                      MAR 418/11706 4.10.2001    From Oct 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U57 Together what is it going to cost? 8th November 2001 [Together]      MAR 302 8.11.2001          From Nov 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U58 What's it going to cost? [Together Connections]                      MAR 418/11706 8.11.2001    From Nov 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U59 Together what is it going to cost? 5th December 2001 [Together]      MAR 302 5.12.2001          From Dec 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U60 What's it going to cost? [Together Connections]                      MAR 418/11706 5.12.2001    From Dec 2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U61 How does it work? [Together]                                         MAR 303/12190 8.1.2002     From Jan 2002
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U62 I need cash with my mortgage [Together]                              MAR 522/12343              From Mar 2002
                                                                         11.03.2002
------------------------------------------------------------------------------------------------------------------------------
U63 Options for your together connections Mortgage [Together             MAR 472/12369              From Mar 2002
    Connections]                                                         15.3.2002
------------------------------------------------------------------------------------------------------------------------------
U64 Together - what's it going to cost [Together]                        MAR 302 20.3.2002          From Mar 2002
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U65 Together - what's it going to cost [Together]                        MAR 302 10.5.2002          From May 2002
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U66 Together - what's it going to cost [Together]                        MAR 302 26.7.2002          From Jul 2002
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U67 Together - what's it going to cost [Together]                        MAR 302 06.8.2002          From Aug 2002
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U68 i want to shrink my mortgage [Together Connections]                  MAR 419/12891 30.8.2002    From Aug 2002
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U69 What's it going to cost? [Together Connections]                      MAR 418/11706 30.8.2002    From Aug 2002
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U70 Together - what's it going to cost [Together]                        MAR 302 30.8.2002          From Aug 2002
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
U71 I need cash with my mortgage [Together]                              MAR 522/12892              From Aug 2002
                                                                         30.08.2002
------------------------------------------------------------------------------------------------------------------------------
U72 What's it going to cost? [Together Connections]                      MAR 418/11706 21.10.2002   From Oct 2002
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
-------------------------------------------------------------------------------------------------------------
U73 Together - what's it going to cost [Together]                       MAR 302                  From Oct 2002
    Northern Rock plc                                                   21.10.2002
--------------------------------------------------------------------------------------------------------------
U74 What's it going to cost? [Together Connections]                     MAR                      From Nov 2002
    Northern Rock plc                                                   418/11706
                                                                        08.11.2002
--------------------------------------------------------------------------------------------------------------
U75 Together - what's it going to cost [Together]                       MAR 302                  From Nov 2002
    Northern Rock plc                                                   08.11.2002
--------------------------------------------------------------------------------------------------------------
U76 I want to shrink my mortgage                                        MAR                      From 27 Nov 2002
    [Connections]                                                       625/13245
--------------------------------------------------------------------------------------------------------------
U77 What's it going to cost?                                            MAR                      From 27 Nov 2002
    [Connections]                                                       630/13245
                                                                        27.11.2002
--------------------------------------------------------------------------------------------------------------
U78 What's it going to cost?                                            MAR                      From 10 Jan 2003
    [Connections]                                                       630/13499
                                                                        10.01.2003
--------------------------------------------------------------------------------------------------------------
U79 Together - what's it going to cost [Together]                       MAR 302                  From 10 Jan 2003
    Northern Rock plc                                                   10.01.2003
--------------------------------------------------------------------------------------------------------------
U80 Together - what's it going to cost [Together]                       MAR 302                  From 8 Feb 2003
    Northern Rock plc                                                   08.02.2003
--------------------------------------------------------------------------------------------------------------
V   MORTGAGE APPLICATION FORMS
--------------------------------------------------------------------------------------------------------------
V1  Get It Together Application Form - Together                         MAR176 2/99              From Feb 1999
    Northern Rock plc
--------------------------------------------------------------------------------------------------------------
V2  Get It Together Application Form - Together                         MAR198 3/99              From Mar 1999
    Northern Rock plc
--------------------------------------------------------------------------------------------------------------
V3  Get It Together Application Form - Together                         MAR242 6/99              From Jun 1999
    Northern Rock plc
--------------------------------------------------------------------------------------------------------------
V4  Get It Together Application Form - Together Flexible                MAR271/9255              From Sep 1999
    Northern Rock plc                                                   and 9/99
--------------------------------------------------------------------------------------------------------------
V5  Get It Together Application Form - Together                         MAR304/9511              From Dec 1999
    Northern Rock plc                                                   and 12/99
--------------------------------------------------------------------------------------------------------------
V6  Get It Together Application Form                                    MAR304. 6/00             From Jun 2000
    Northern Rock plc
    NB From Aug 2002 the Mortgage Application Forms from
    L16 appear to also be used for the Together/Together
    Connections products.
--------------------------------------------------------------------------------------------------------------
W   TOGETHER CREDIT/LOAN AGREEMENTS
--------------------------------------------------------------------------------------------------------------
W1  Credit Agreement Regulated by the Consumer Credit Act 1974 -
    Drawdown Loan -Original, First and Second Copies (each              DDL1/0299 on             From Feb 1999
    with Terms and Conditions)                                          Original
    Northern Rock plc                                                   DDL2/0299 on
    [Used for Together Flexible Loans up to {pound-sterling}25,000]     First Copy
                                                                        DDL3/0299 on
                                                                        Second Copy
                                                                        DDLB/0299 on
                                                                        Conditions
--------------------------------------------------------------------------------------------------------------
W2 Credit Agreement Regulated by the Consumer Credit Act 1974 -         TFCA1/1099 on            From Oct 1999
   Drawdown Loan - Original, First Copy and Second Copy                 Original                 [In conjunction with
   (each with Terms and Conditions)                                     TFCA2/1099 on            Together Flexible
   Northern Rock plc                                                    First Copy               Mortgages.
   [Used for Together Flexible Loans up to {pound-sterling}25,000]      TFCA3/1099 on
                                                                        Second Copy
                                                                        TFCAB/1099 on
                                                                        Conditions
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
-----------------------------------------------------------------------------------------------------------------
W3 Credit Agreement Regulated by the Consumer Credit Act 1974         TFIX1/0200 on             From Feb 2000
   - Together Fixed- Original, First Copy and Second Copy             Original                  [In conjunction with
   (each with Terms and Conditions on reverse)                        TFIX2/0200 on             Together Fixed
   Northern Rock plc                                                  First Copy                Mortgages.]
   [Used for Together Fixed Loans up to {pound-sterling}25,000]       TFIX3/0200 on
                                                                      Second Copy
                                                                      TFIXB/0200 on
                                                                      Conditions
------------------------------------------------------------------------------------------------------------------------------
W4 Credit Agreement Regulated by the Consumer Credit Act 1974         TVCA1/0200 on             From Feb 2000
   - Together Variable - Original, First Copy and Second Copy         Original                  [In conjunction with
   (each with Terms and Conditions on reverse)                        TVCA2/0200 on             Together Variable
   Northern Rock plc                                                  First Copy                Mortgages.]
   [Used for Together Variable Loans up to {pound-sterling}25,000]    [TVCA3/0200?]
                                                                      on Second Copy
                                                                      TVCAB/0200 on
                                                                      Conditions
------------------------------------------------------------------------------------------------------------------------------
W5 Credit Agreement Regulated by the Consumer Credit Act 1974        TVCA1/0200 on              From Jan 2001
   - Together Variable - Original, First Copy and Second Copy        Original                   [In conjunction with
   (each with Terms and Conditions on reverse)                       TVCA2/0200 on              Together Variable
   Northern Rock plc                                                 First Copy                 Mortgages.]
   [Used for Together Variable Loans up to {pound-sterling}25,000]   [TVCA3/0200?]
                                                                     on Second Copy
                                                                     TVCAB/0101 on
                                                                     Conditions
------------------------------------------------------------------------------------------------------------------------------
W6 Credit Agreement Regulated by the Consumer Credit Act 1974        TVCA1/0200 on              From May 2001
   - Together Variable - Original, First Copy and Second Copy        Original                   [In conjunction with
   (each with Terms and Conditions on reverse)                       TVCA2/0200 on              Together Variable
   Northern Rock plc                                                 First Copy                 Mortgages.]
   [Used for Together Variable Loans up to {pound-sterling}25,000]   [TVCA3/0200?]
                                                                     on Second Copy
                                                                     TVCAB/0501 on
                                                                     Conditions
------------------------------------------------------------------------------------------------------------------------------
W7 Credit Agreement Regulated by the Consumer Credit Act 1974        TVCA1/0200 on              From Aug 2001
   - Together Variable - Original, First Copy and Second Copy        Original                   [In conjunction with
   (each with Terms and Conditions on reverse)                       TVCA2/0200 on              Together Variable
   Northern Rock plc                                                 First Copy                 Mortgages.]
   [Used for Together Variable Loans up to {pound-sterling}25,000]   [TVCA3/0200?]
                                                                     on Second Copy
                                                                     TVCAB/0801 on
                                                                     Conditions
------------------------------------------------------------------------------------------------------------------------------
W8 Credit Agreement Regulated by the Consumer Credit Act 1974        TVCA1/0200 on              From Aug 2001
   - Together Variable - Original, First Copy and Second Copy        Original                   [In conjunction with
   (each with Terms and Conditions on reverse)                       TVCA2/0200 on              Together Variable
   Northern Rock plc                                                 First Copy                 Mortgages.]
   [Used for Together Variable Loans up to {pound-sterling}25,000]   [TVCA3/0200?]
                                                                     on Second Copy
                                                                     TVCAB/1001 on
                                                                     Conditions
------------------------------------------------------------------------------------------------------------------------------
W9 Credit Agreement Regulated by the Consumer Credit Act 1974        CATC/0502 on               From May 2002
   - Drawdown Loan -Original, First and Second Copies                Original,
   (each with Terms and Conditions)                                  First Copy,
   Northern Rock plc                                                 Second Copy
   [Used for Together Flexible Loans up to {pound-sterling}25,000]   and on
                                                                     Conditions

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
-----------------------------------------------------------------------------------------------------------------
W10 Credit Agreement Regulated by the Consumer Credit Act              ABTC/0802 on               From Aug 2002
    1974 - Together Fixed - Original, First Copy and Second            Original,                  [In conjunction with
    Copy (each with Terms and Conditions on reverse)                   First Copy,                Together Fixed
    Northern Rock plc                                                  Second Copy                Mortgages.]
    [Used for Together Fixed Loans up to {pound-sterling}25,000]       and on
                                                                       Conditions
------------------------------------------------------------------------------------------------------------------------------
W11 Credit Agreement Regulated by the Consumer Credit Act              TVCAB/0902                 From Sep 2002
    1974 - Together Variable - Original, First Copy and Second         on Original,               [In conjunction with
    Copy (each with Terms and Conditions on reverse)                   First Copy,                Together Variable
    Northern Rock plc                                                  Second Copy                Mortgages.]
    [Used for Together Variable Loans up to {pound-sterling}25,000]    and on
                                                                       Conditions
------------------------------------------------------------------------------------------------------------------------------
W12 Credit Agreement Regulated by the Consumer Credit Act              03/02 on                   From Mar 2002
    1974 - Original, First Copy and Second Copy  "MPU"                 Original,
    Drawdown Loan Agreement                                            First Copy
    Northern Rock plc                                                  and Second
                                                                       Copy
                                                                       CATC/0502 on
                                                                       Conditions
------------------------------------------------------------------------------------------------------------------------------
W13 Credit Agreement Regulated by the Consumer Credit Act 1974         From Aug 2002
    - Together Variable - Original, First Copy and Second Copy
    "MPU" Unsecured Loan Agreement
    Northern Rock plc
    [Incorporates "where applicable" Together Connection Conditions]
------------------------------------------------------------------------------------------------------------------------------
X   CONDITIONS FOR TOGETHER PRODUCTS
    (INCLUDING TOGETHER CONNECTION OPTIONS - EG SAVINGS ACCOUNT
    APPLICATIONS/ AGREEMENTS ETC)
------------------------------------------------------------------------------------------------------------------------------
X1  Together Variable - Credit Card Application                        [  ]                       From [   ]
    (with Terms and Conditions on reverse)                                                        [In conjunction with
    Northern Rock plc                                                                             Together Variable
                                                                                                  Mortgages.
------------------------------------------------------------------------------------------------------------------------------
X2  Together Variable - Credit Card Application                        CV4/1000                   From Oct 2000
    (with Terms and Conditions on reverse)                                                        [In conjunction with
    Northern Rock plc                                                                             Together Variable
                                                                                                  Mortgages.
                                                                                                  [REQUEST BETTER
                                                                                                  COPY]
------------------------------------------------------------------------------------------------------------------------------
X3  Northern Rock Credit Card Application Form                         MAR 151/M9C                From Mar 1999
    (with Terms and Conditions)                                        22.3.99
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
X4  Together Connection Conditions                                     MAR422                     From Jan 2001
    Northern Rock plc                                                  1.5.01
------------------------------------------------------------------------------------------------------------------------------
X5  Northern Rock Mortgage Credit Card                                 [CCL/80A/2]                From Mar 2001
    (with Terms and Conditions on reverse)                             (CCL/ATA/2
    Northern Rock plc                                                  15.3.2001 on
                                                                       Conditions)
------------------------------------------------------------------------------------------------------------------------------
X6  together connections Save Direct Terms and Conditions              MAR                        From May 2001
                                                                       435/11676
                                                                       1.5.2001
------------------------------------------------------------------------------------------------------------------------------
X7  together connections Current Account Terms and Conditions          MAR                        From May 2001
                                                                       436/11333
                                                                       1.5.2001
------------------------------------------------------------------------------------------------------------------------------
X8  Northern Rock Credit Card Application Form                         MAR 341                    From Jul 2001
    (with Terms and Conditions on reverse)                             9.7.2001
    Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                                   REFERENCE       USAGE PERIOD AND NOTES
-----------------------------------------------------------------------------------------------------------------
X9    Options for Your together connection Mortgage [leaflet]                     MAR             From Mar 2002
      Northern Rock plc                                                           472/12369
                                                                                  15.3.2002
------------------------------------------------------------------------------------------------------------------------------
X10   Together Connection Conditions                                              MAR 422         From Aug 2002
      Northern Rock plc                                                           7.8.02
------------------------------------------------------------------------------------------------------------------------------
X10(a)Together Connection Conditions                                              MAR 631         From Nov 2002
      Northern Rock plc                                                           27.11.02
------------------------------------------------------------------------------------------------------------------------------
X11   Sample Special Conditions for Together Connections Mortgage                                 From 30 Aug 2002
      (incorporating Doc X4 by reference)                                                         (including New Mortgage Product
      Northern Rock plc                                                                           Statement of Requirements memo)
------------------------------------------------------------------------------------------------------------------------------
X12   Sample Special Conditions for Together Mortgage (5 Year Flexible Tracker                    From 30 Aug 2002
      Rate)                                                                                       (including New Mortgage Product
      Northern Rock plc                                                                           Statement of Requirements memo)
------------------------------------------------------------------------------------------------------------------------------
X13   Together Connection Savings Options Form                                    MAR             From Jan 2003
      Northern Rock plc                                                           635/1.03
------------------------------------------------------------------------------------------------------------------------------
X14   Covering Letter to Borrower enclosing Together Connections Options Docs
      X9 and X13
      Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
X15   Sample Covering Letter to Borrower regarding Completion of a Together       31 Oct          Mr P Livingstone and Miss C M Bell
      Connections Loan                                                            2002            (App No 10374507)
      Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
X16   Sample Special Conditions for Together Variable loans                                       from 9 Jan 2003
      Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
X17   Sample Special Conditions for Together Connections mortgage loans - 5                       from 9 Jan 2003
      year discounted tracker
      Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
X18   Sample Special Conditions for Together Fixed mortgage loans - 2, 3, 5 and                   from 9 Jan 2003
      7 year fixed
      Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
X19   Sample Special Conditions for Together Exclusives Fixed mortgage loans -                    from 9 Jan 2003
      2, 3, 5 and 7 year fixed
      Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
X20   Sample Special Conditions for Together Exclusives mortgage loans                            from 9 Jan 2003
      Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
Y     MORTGAGE DEEDS
------------------------------------------------------------------------------------------------------------------------------
Y1    Mortgage Deed (HMLR filing ref MD 542Q)                                                     From Feb 1999
      Northern Rock plc [Together]
------------------------------------------------------------------------------------------------------------------------------
Y2    Mortgage Deed (HMLR filing ref MD 542T)                                     SOL 1           From Oct 1999 ?
      Northern Rock plc [Together]
------------------------------------------------------------------------------------------------------------------------------
Y3    Mortgage Deed (HMLR filing ref MD542Q)                                                      From Feb 1999
      Northern Rock plc [Together]
------------------------------------------------------------------------------------------------------------------------------
Y4    Mortgage Deed (HMLR filing ref MD542T)                                      SOL 1           From Oct 1999
      Northern Rock plc [Together Flexible]
------------------------------------------------------------------------------------------------------------------------------
Y5    Mortgage Deed (HMLR filing ref MD542T)                                      SOL 1           From Aug 2000
      Northern Rock plc [Together]                                                08/00.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
-----------------------------------------------------------------------------------------------------------------
Y6 Mortgage Deed (HMLR filing ref MD542Z)                              SOL 1                      From Feb 2001
   Northern Rock plc [Together]                                        02/01.
------------------------------------------------------------------------------------------------------------------------------
Z  SUPPLEMENTARY INSTRUCTIONS TO SOLICITORS
------------------------------------------------------------------------------------------------------------------------------
Z1 [Together Mortgage - Reminder of
   documents to be sent with Report on Title]
------------------------------------------------------------------------------------------------------------------------------
Z2 [Notice - Unsecured funds not available for
    purchase of property]                                              UE1/0700                   From Jul 2000
------------------------------------------------------------------------------------------------------------------------------
Z3 "Together" Flexible Loan Drawdown Loan Agreement
    - Addendum to Instructions to Solicitors/Licensed
   Conveyancers with Certificate of Solicitor/Licensed
   Conveyancer on reverse)
------------------------------------------------------------------------------------------------------------------------------
Z4 "Together" Flexible Loan Drawdown Loan Agreement
   - Addendum to Instructions to Solicitors/Licensed                   TFDA/0700                  From Jul 2000
   Conveyancers (with Certificate of Solicitor/Licensed
   Conveyancer on reverse)
------------------------------------------------------------------------------------------------------------------------------
Z5 "Together" Loan Drawdown Loan Agreement
   - Addendum to Instructions to Solicitors/Licensed Conveyancers      TFDA/0501                  From May 2001
   (with Certificate of Solicitor/Licensed Conveyancer on reverse)
------------------------------------------------------------------------------------------------------------------------------
Z6 Loan Drawdown Loan Agreement - Addendum to
   Instructions to Solicitors/Licensed Conveyancers                    A2S/0502                   From May 2002
   (refers to Together Connections Mortgages)
------------------------------------------------------------------------------------------------------------------------------
Z7 Drawdown Loan Agreement - Addendum to Instructions
   to Solicitors/Licensed Conveyancers                                 A2S/0702                   From Jul 2002
   (refers to Together Connections Mortgages)

                                                  (i)

                                                  (ii)

                             PART 5 PERSONAL LOANS

------------------------------------------------------------------------------------------------------------------------------
                                                              USAGE PERIOD
SABW DOCUMENT                                    REFERENCE     AND NOTES
------------------------------------------------------------------------------------------------------------------------------
AA   PERSONAL LOANS
------------------------------------------------------------------------------------------------------------------------------
AA1  Personal Loans - An Introduction            DEV 376       From 1 Apr 1996
     Northern Rock Building Society              01.4.1996
------------------------------------------------------------------------------------------------------------------------------
AA2  Secured Personal Loans - An Introduction    DEV 456       From 1 Jul 1997
     Northern Rock Building Society              01.7.1997
------------------------------------------------------------------------------------------------------------------------------
AA3  NOT USED
------------------------------------------------------------------------------------------------------------------------------
AA4  Secured Personal Loans - An Introduction    MAR 3         From 1 Oct 1997
     Northern Rock plc                           01.10.1997
------------------------------------------------------------------------------------------------------------------------------
AA5  Secured Personal Loans - An Introduction    MAR 3         From 15 Dec 1997
     Northern Rock plc                           15.12.1997
------------------------------------------------------------------------------------------------------------------------------
AA6  Secured Personal Loans - An Introduction    MAR 3         From 12 Feb 1998
     Northern Rock plc                           12.2.1998
------------------------------------------------------------------------------------------------------------------------------
AA7  Secured Personal Loans - An Introduction    MAR 3/8208    From 1 Jun 1998
     Northern Rock plc                           01.06.1998
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                 REFERENCE              USAGE PERIOD AND NOTES
-----------------------------------------------------------------------------------------------------------------
AA8  Secured Personal Loans - An Introduction                   MAR 3/9195             From 20 Aug 1999
     Northern Rock plc                                          20.8.1999
------------------------------------------------------------------------------------------------------------------------------
AA9  Give me the Facts - Secured Loans Explained                MAR 3/9668             From 4 Mar 2000
     Northern Rock plc                                          04.3.2000
------------------------------------------------------------------------------------------------------------------------------
AA10 Give me the Facts - Secured Loans Explained                MAR 3/11279            From 10 May 2001
     Northern Rock plc                                          10.5.2001
------------------------------------------------------------------------------------------------------------------------------
AA11 Secured Loans Explained                                    MAR 3/12506            From 4 May 2002
     Northern Rock plc                                          04.5.2002
------------------------------------------------------------------------------------------------------------------------------
AA12 We can fix it - A Secured Personal Loan                    MAR 124/8813           From 1 Jun 1998
     Northern Rock plc                                          01.6.1998
------------------------------------------------------------------------------------------------------------------------------
AA13 We can fix it - A Secured Personal Loan                    MAR 125/8664           From 22 Jan 1999
     Northern Rock plc                                          22.1.1999
------------------------------------------------------------------------------------------------------------------------------
AA14 We can fix it - A Secured Personal Loan                    MAR 125/9459           From 1 Nov 1999
     Northern Rock plc                                          01.11.1999
------------------------------------------------------------------------------------------------------------------------------
AA15 We can fix it - A Secured Personal Loan                    MAR 125/9714           From 17 Jan 2000
     Northern Rock plc                                          17.1.2000
------------------------------------------------------------------------------------------------------------------------------
AA16 Let Me Plan Ahead - Secured Loans with a Fixed Rate        MAR 125/11038          From 21 Feb 2001
     Northern Rock plc                                          21.2.2001
------------------------------------------------------------------------------------------------------------------------------
AA17 Let Me Plan Ahead - Secured Loans with a Fixed Rate        MAR 125/11216          From 6 Apr 2001
     Northern Rock plc                                          06.4.2001
------------------------------------------------------------------------------------------------------------------------------
AA18 Let Me Plan Ahead - Secured Loans with a Fixed Rate        MAR 125/11815          From 19 Sept 2001
     Northern Rock plc                                          19.9.2001
------------------------------------------------------------------------------------------------------------------------------
AA19 I Want to Plan Ahead - Secured Loans with a Fixed Rate     MAR 125/12507          From May 2002
     Northern Rock plc                                          May 2002
------------------------------------------------------------------------------------------------------------------------------
AA20 Secured Personal Loans - A guide to costs                  DEV 220                From 14 Jul 1995
     Northern Rock Building Society                             14.7.1995
------------------------------------------------------------------------------------------------------------------------------
AA21 Secured Personal Loans - A guide to costs                  DEV 220                From 16 Oct 1995
     Northern Rock Building Society                             16.10.1995
------------------------------------------------------------------------------------------------------------------------------
AA22 Secured Personal Loans - A guide to costs                  DEV 220                From 28 Nov 1995
     Northern Rock Building Society                             28.11.1995
------------------------------------------------------------------------------------------------------------------------------
AA23 Secured Personal Loans - A guide to costs                  DEV 220                From 15 Feb 1995
     Northern Rock Building Society                             15.2.1996
------------------------------------------------------------------------------------------------------------------------------
AA24 Secured Personal Loans - A guide to costs                  DEV 376                From 1 Apr 1996
     Northern Rock Building Society                             01.4.1996
------------------------------------------------------------------------------------------------------------------------------
AA25 Secured Personal Loans - A guide to costs                  DEV 377                From 22 Apr 1996
     Northern Rock Building Society                             22.4.1996
------------------------------------------------------------------------------------------------------------------------------
AA26 Secured Personal Loans - A guide to costs                  DEV 377                From 25 Aug 1996
     Northern Rock Building Society                             25.8.1996
------------------------------------------------------------------------------------------------------------------------------
AA27 Secured Personal Loans - A guide to costs                  DEV 377                From 23 Oct 1996
     Northern Rock Building Society                             23.10.1996
------------------------------------------------------------------------------------------------------------------------------
AA28 Secured Personal Loans - A guide to costs                  DEV 377                From 3 Jan 1997
     Northern Rock Building Society                             03.1.1997
------------------------------------------------------------------------------------------------------------------------------
AA29 Secured Personal Loans - A guide to costs                  DEV 377                From 1 Mar 1997
     Northern Rock Building Society                             01.3.1997
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
-----------------------------------------------------------------------------------------------------------------

AA30 Secured Personal Loans - A guide to costs                            DEV 377              From 7 Apr 1997
     Northern Rock Building Society                                       07.4.1997
------------------------------------------------------------------------------------------------------------------------------
AA31 Secured Personal Loans - A guide to costs                            DEV 377              From 1 May 1997
     Northern Rock Building Society                                       01.5.1997
------------------------------------------------------------------------------------------------------------------------------
AA32 Secured Personal Loans - A guide to costs                            DEV 457              From 23 Jul 1997
     Northern Rock Building Society                                       23.7.1997
------------------------------------------------------------------------------------------------------------------------------
AA33 Secured Personal Loans - A guide to costs                            DEV 457              From 18 Aug 1997
     Northern Rock plc                                                    18.8.1997
------------------------------------------------------------------------------------------------------------------------------
AA34 Secured Personal Loans - A guide to costs                            MAR 4                From 1 Oct 1997
     Northern Rock plc                                                    01.10.1997
------------------------------------------------------------------------------------------------------------------------------
AA35 Secured Personal Loans - A guide to costs                            MAR 4                From 1 Dec 1997
     Northern Rock plc                                                    01.12.1997
------------------------------------------------------------------------------------------------------------------------------
AA36 Secured Personal Loans - A guide to costs                            MAR 4/8208           From 1 Jun 1998
     Northern Rock plc                                                    01.6.1998
------------------------------------------------------------------------------------------------------------------------------
AA37 Secured Personal Loans - A guide to costs                            MAR 4/8267           From 3 Jul 1998
     Northern Rock plc                                                    03.7.1998
------------------------------------------------------------------------------------------------------------------------------
AA38 Secured Personal Loans - A guide to costs                            MAR 4/8748           From 1 Jan 1999
     Northern Rock plc                                                    01.2.1999
------------------------------------------------------------------------------------------------------------------------------
AA39 Secured Personal Loans - A guide to costs                            MAR 4/9155           From 24 Jul 1999
     Northern Rock plc                                                    24.7.1999
------------------------------------------------------------------------------------------------------------------------------
AA40 Secured Personal Loans - A guide to costs                            MAR 4/9358           From 1 Oct 1999
     Northern Rock plc                                                    01.10.1999
------------------------------------------------------------------------------------------------------------------------------
AA41 Secured Personal Loans - A guide to costs                            MAR 4/9680           From 5 Feb 2000
     Northern Rock plc                                                    05.2.2000
------------------------------------------------------------------------------------------------------------------------------
AA42 Give me the figures - Secured Loan Costs in Black and White          MAR 4/9668           From 4 Mar 2000
     Northern Rock plc                                                    04.3.2000
------------------------------------------------------------------------------------------------------------------------------
AA43 Give me the figures - Secured Loan Costs in Black and White          MAR 4/11007          From 3 Mar 2001
     Northern Rock plc                                                    03.3.2001
------------------------------------------------------------------------------------------------------------------------------
AA44 Give me the figures - Secured Loan Costs in Black and White          MAR 4/11138          From 1 May 2001
     Northern Rock plc                                                    01.5.2001
------------------------------------------------------------------------------------------------------------------------------
AA45 Give me the figures - Secured Loan Costs in Black and White          MAR 4/11313          From 10 May 2001
     Northern Rock plc                                                    10.5.2001
------------------------------------------------------------------------------------------------------------------------------
AA46 Give me the figures - Secured Loan Costs in Black and White          MAR 4/11619          From 1 Sept 2001
     Northern Rock plc                                                    01.9.2001
------------------------------------------------------------------------------------------------------------------------------
AA47 Give me the figures - Secured Loan Costs in Black and White          MAR 4/11814          From 6 Oct 2001
     Northern Rock plc                                                    06.10.2001
------------------------------------------------------------------------------------------------------------------------------
AA48 Give me the figures - Secured Loan Costs in Black and White          MAR 4/12015          From 8 Nov 2001
     Northern Rock plc                                                    08.11.2001
------------------------------------------------------------------------------------------------------------------------------
AA49 Give me the figures - Secured Loan Costs in Black and White          MAR 4/12449          From 1 Dec 2001
     Northern Rock plc                                                    01.12.2001
------------------------------------------------------------------------------------------------------------------------------


                                                  (iii)

                                                  (iv)

                                                  (v)

                                                  (vi)

                         PART 5 NON-MATERIAL DOCUMENTS


------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                       REFERENCE                 USAGE PERIOD AND NOTES
-----------------------------------------------------------------------------------------------------------------
BB
------------------------------------------------------------------------------------------------------------------------------
BB1  Instructions to Solicitors Fixed Sum             ADV 269 5.98              From May 1998
     Plan (Scotland)
     Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
BB2  Instructions to Solicitors - Fixed Sum           ADV 269a 5.98             From May 1998
     Plan (Scotland)
     Northern Roc plc
------------------------------------------------------------------------------------------------------------------------------
BB3  Deed of Variation of Security and                SOL009 09/00              From Sep 2000.  Not used by further advance dept.
     Receipt for Further Advance (Scotland)                                     Used by product transfer dept. where borrower is
     Northern Rock plc                                                          switching product and increasing borrowing at same
                                                                                time (only used on older forms of mortgage
                                                                                conditions switching from annual rest mortgage to a
                                                                                daily rest version.
------------------------------------------------------------------------------------------------------------------------------
BB4  Help Me Buy to Let - Mortgages for Landlords     MAR 466/11665             From 3 Sep 2001
     Northern Rock plc                                03.9.2001
------------------------------------------------------------------------------------------------------------------------------
BB5  Help Me Buy to Let - Mortgages for Landlords     MAR 466/11794             From 19 Sep 2001
     Northern Rock plc                                19.9.2001
------------------------------------------------------------------------------------------------------------------------------
BB6  Help Me Buy to Let - Mortgages for Landlords     MAR 466/11856             From 4 Oct 2001
     Northern Rock plc                                04.10.2001
------------------------------------------------------------------------------------------------------------------------------
BB7  Help Me Buy to Let - Mortgages for Landlords     MAR 466/11974             From 8 Nov 2001
     Northern Rock plc                                08.11.2001
------------------------------------------------------------------------------------------------------------------------------
BB8  Help Me Buy to Let - Mortgages for Landlords     MAR 466/12222             From 7 Jan 2002
     Northern Rock plc                                07.1.2002
------------------------------------------------------------------------------------------------------------------------------
BB9  I want to buy to Let - Mortgages for Landlords   MAR 466/12470             From 20 Mar 2002
     Northern Rock plc                                20.3.2002
------------------------------------------------------------------------------------------------------------------------------
BB10 I want to buy to Let - Mortgages for Landlords   MAR 466/12645             From 10 May 2002
     Northern Rock plc                                10.5.2002
------------------------------------------------------------------------------------------------------------------------------
BB11 I want to buy to Let - Mortgages for Landlords   MAR 466/12861             From 26 Jul 2002
     Northern Rock plc                                26.7.2002
------------------------------------------------------------------------------------------------------------------------------
BB12 I want to buy to Let - Mortgages for Landlords   MAR 466/12861             From 6 Aug 2002
     Northern Rock plc                                06.8.2002
------------------------------------------------------------------------------------------------------------------------------
BB13 I want to buy to Let - Mortgages for Landlords   MAR 466/13148             From 21 Oct 2002
     Northern Rock plc                                21.10.2002
------------------------------------------------------------------------------------------------------------------------------

BB14 I want to buy to Let - Mortgages for Landlords   MAR 466/13232             From 8 Nov 2002
     Northern Rock plc                                08.11.2002
------------------------------------------------------------------------------------------------------------------------------
BB15 Sample Special Conditions for Bradford &                                   From 9 Jan 2003
     Bingley Together Exclusives (Variable)
     Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
SABW   DOCUMENT                                                        REFERENCE                USAGE PERIOD AND NOTES
-----------------------------------------------------------------------------------------------------------------
BB16 Sample Special Conditions for Bradford & Bingley Together                                    From 9 Jan 2003
     Exclusives Fixed mortgage loans - 2, 3, 5 and 7 year fixed
     Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
BB17 Sample Special Conditions for Buy to Let 2 year Fixed Rate                                   From 9 Jan 2003
     Northern Rock plc

------------------------------------------------------------------------------------------------------------------------------
BB18 Sample Special Conditions for Buy to Let 1.5% 5 year Tracker                                 From 9 Jan 2003
     Northern Rock plc

------------------------------------------------------------------------------------------------------------------------------
BB19 Sample Wording - Buy to Let - Help With Costs
     Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
BB20 Sample Special Conditions for HERM Cashplus Fixed and Capped/                                From 9 Jan 2003
     Exclusive HERM Cashplus Fixed and Capped/ SIFA HERM Cashplus
     Fixed and Capped
     Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
BB21 Sample Special Conditions for HERM Standard Fixed and Capped/                                From 9 Jan 2003
     HERM Standard Fixed and Capped Exclusives/ SIFA HERM Standard
     Fixed and Capped
     Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
BB22 Sample Special Conditions for Legal & General Together                                       From 9 Jan 2003
     Exclusives (Variable)
     Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
BB23 Sample Special Conditions for Legal & General Together                                       From 9 Jan 2003
     Exclusives Fixed mortgage loans - 2, 3, 5 and 7 year fixed
     Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
BB24 I want to buy to let                                              MAR 466/13372              From 10 Jan 2003
     Northern Rock plc                                                 10.01.2003
------------------------------------------------------------------------------------------------------------------------------
BB25 Confirmation of Identity                                          Jan 2002                   From Jan 2002
     Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
BB26 Confirmation of Identity                                          Sept 2002                  From Sept 2002
     Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
BB27 Confirmation of Identity                                          28 Jan 2003                From 28 Jan 2003
     Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------
BB28 I need you to be there sometimes [insurance]                      MAR 389/12958              From Sept 2002
     Northern Rock plc
------------------------------------------------------------------------------------------------------------------------------

SIGNATORIES
SIDLEY AUSTIN BROWN & WOOD

By:

ALLEN & OVERY

By: